EXHIBIT 10.6

EXECUTION COPY

ASSIGNMENT OF REPRESENTATIONS AND WARRANTIES AGREEMENT

This is an Assignment of Representations and Warranties Agreement (the “Agreement”) made as of the 27th day of June, 2012, among Redwood Residential Acquisition Corporation, a Delaware corporation (“Assignor”), Sequoia Residential Funding, Inc., a Delaware corporation (“Depositor”), Christiana Trust, a division of Wilmington Savings Fund Society, FSB, a federal savings bank, not in its individual capacity but solely as trustee (in such capacity, the “Trustee” or the “Assignee”) under a Pooling and Servicing Agreement dated as of June 1, 2012 (the “Pooling and Servicing Agreement”), and PrimeLending, a PlainsCapital Company, a Texas corporation (“PrimeLending”).

In consideration of the mutual promises contained herein, the parties hereto agree that the mortgage loans (the “Mortgage Loans”) listed on Attachment 1 annexed hereto (the “Mortgage Loan Schedule”) are subject to the terms of the Flow Mortgage Loan Purchase and Sale Agreement dated as of January 30, 2011, between Assignor and PrimeLending (the “Purchase Agreement”) as modified or supplemented by this Agreement. Unless otherwise specified herein, capitalized terms used herein but not defined shall have the meanings ascribed to them in the Purchase Agreement. Assignor will sell the Mortgage Loans to Depositor pursuant to a Mortgage Loan Purchase and Sale Agreement dated the date hereof, and Depositor will sell the Mortgage Loans to Assignee pursuant to the Pooling and Servicing Agreement.

Assignment

1.          Assignor hereby grants, transfers and assigns to Depositor all of its right, title and interest in, to and under the representations and warranties made by PrimeLending pursuant to the Purchase Agreement to the extent relating to the Mortgage Loans, and Depositor hereby accepts such assignment from Assignor.

2.          Depositor hereby grants, transfers and assigns to Assignee all of its right, title and interest in, to and under the representations and warranties made by PrimeLending pursuant to the Purchase Agreement to the extent relating to the Mortgage Loans, Depositor is released from all obligations under the Purchase Agreement, and Assignee hereby accepts such assignment from Depositor.

3.        PrimeLending hereby acknowledges the foregoing assignments.

Representations and Warranties

4.          Assignor warrants and represents to, and covenants with, Depositor, Assignee and PrimeLending as of the date hereof that:

             (a)          Attached hereto as Attachment 2 is a true and accurate copy of the Purchase Agreement, which agreement is in full force and effect as of the date hereof and the provisions of which have not been waived, amended or modified in any respect, nor has any notice of termination been given thereunder;

             (b)          Assignor is the lawful owner of its interests and rights under the Purchase Agreement to the extent of the Mortgage Loans, free and clear from any and all claims and encumbrances whatsoever, and upon the transfer of the representations and warranties to Assignee as contemplated herein, Assignee shall have good title to such representations and warranties under the Purchase Agreement to the extent of the Mortgage Loans, free and clear of all liens, claims and encumbrances;

             (c)          There are no offsets, counterclaims or other defenses available to PrimeLending with respect to the Purchase Agreement;

             (d)          Assignor is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has all requisite power and authority to enter into and perform its obligations under the Purchase Agreement;

             (e)          Assignor has full corporate power and authority to execute, deliver and perform its obligations under this Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this Agreement is in the ordinary course of Assignor’s business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of Assignor’s charter or by-laws or any legal restriction, or any material agreement or instrument to which Assignor is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which Assignor or its property is subject. The execution, delivery and performance by Assignor of this Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on the part of Assignor. This Agreement has been duly executed and delivered by Assignor and, upon the due authorization, execution and delivery by Assignee, will constitute the valid and legally binding obligation of Assignor enforceable against Assignor in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law; and

             (f)          No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by Assignor in connection with the execution, delivery or performance by Assignor of this Agreement, or the consummation by it of the transactions contemplated hereby.

5.          Depositor warrants and represents to, and covenants with, Assignor, Assignee and PrimeLending that as of the date hereof:

             (a)          Depositor is a Delaware corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation;

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             (b)          Depositor has full corporate power and authority to execute, deliver and perform its obligations under this Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this Agreement is in the ordinary course of Depositor’s business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of Depositor’s charter or by-laws or any legal restriction, or any material agreement or instrument to which Depositor is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which Depositor or its property is subject. The execution, delivery and performance by Depositor of this Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on part of Depositor. This Agreement has been duly executed and delivered by Depositor and, upon the due authorization, execution and delivery by the other parties hereto, will constitute the valid and legally binding obligation of Depositor enforceable against Depositor in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law; and

             (c)          No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by Depositor in connection with the execution, delivery or performance by Depositor of this Agreement, or the consummation by it of the transactions contemplated hereby other than any that have been obtained or made.

6.          Assignee warrants and represents to, and covenants with, Assignor, Depositor and PrimeLending that as of the date hereof:

             (a)          Assignee is a federal savings bank duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization; and

             (b)         Assignee has been directed to enter into this Agreement pursuant to the provisions of the Pooling and Servicing Agreement. The execution, delivery and performance by Assignee of this Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary action on part of Assignee. This Agreement has been duly executed and delivered by Assignee and, upon the due authorization, execution and delivery by the other parties hereto, will constitute the valid and legally binding obligation of Assignee enforceable against Assignee in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law.

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7.          PrimeLending warrants and represents to, and covenants with, Assignor, Depositor and Assignee as of the date hereof that:

             (a)          Attached hereto as Attachment 2 is a true and accurate copy of the Purchase Agreement, which agreement is in full force and effect as of the date hereof and the provisions of which have not been waived, amended or modified in any respect, nor has any notice of termination been given thereunder;

             (b)          PrimeLending is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has all requisite power and authority to perform its obligations under the Purchase Agreement;

            (c)          PrimeLending has full corporate power and authority to execute, deliver and perform its obligations under this Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this Agreement is in the ordinary course of PrimeLending’s business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of PrimeLending’s charter or by-laws or any legal restriction, or any material agreement or instrument to which PrimeLending is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which PrimeLending or its property is subject. The execution, delivery and performance by PrimeLending of this Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on part of PrimeLending. This Agreement has been duly executed and delivered by PrimeLending and, upon the due authorization, execution and delivery by Assignor, Assignee and the Depositor, will constitute the valid and legally binding obligation of PrimeLending enforceable against PrimeLending in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law; and

             (d)          No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by PrimeLending in connection with the execution, delivery or performance by PrimeLending of this Agreement, or the consummation by it of the transactions contemplated hereby.

Restated PrimeLending Representations and Warranties

8.          Pursuant to Section 32(d) of the Purchase Agreement, PrimeLending hereby restates to Depositor and Assignee (a) the representations and warranties set forth in Subsection 7.01 of the Purchase Agreement as of the related Closing Date and (b) the representations and warranties set forth in Subsection 7.02 of the Purchase Agreement as of the date hereof, as if such representations and warranties were set forth herein in full.

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             In the event of a breach of any representations and warranties referred to in clauses (a) or (b) above as of the related Closing Date or the date hereof, as the case may be, Assignee shall be entitled to all the remedies under the Purchase Agreement, including, without limitation, the right to compel PrimeLending to repurchase Mortgage Loans pursuant to Section 7.03 of the Purchase Agreement, subject to the provisions of Section 10.

Recognition of Assignee

9.          From and after the date hereof, subject to Section 10 below, PrimeLending shall recognize Assignee as owner of the Mortgage Loans and will perform its obligations hereunder for the benefit of the Assignee in accordance with the Purchase Agreement, as modified hereby or as may be amended from time to time, as if Assignee and PrimeLending had entered into a separate purchase agreement for the purchase of the Mortgage Loans in the form of the Purchase Agreement, the terms of which are incorporated herein by reference, as amended by this Agreement.

Enforcement of Rights

10.         (a)          Controlling Holder Rights. PrimeLending agrees and acknowledges that Sequoia Mortgage Funding Corporation, an Affiliate of the Depositor, in its capacity as the initial Controlling Holder pursuant to the Pooling and Servicing Agreement, and for so long as it is the Controlling Holder, will exercise all of Assignee's rights as Purchaser under the following section of the Purchase Agreement:

Purchase Agreement:

Section or Subsection	Matter

7.03, other than 7.03(c)	Repurchase and Substitution

              (b)          If there is no Controlling Holder under the Pooling and Servicing Agreement, then all rights that are to be exercised by the Controlling Holder pursuant to Section 10(a) shall be exercised by Assignee.

Amendments to Purchase Agreement

11.         The parties agree that the Purchase Agreement shall be amended, solely with respect to the Mortgage Loans, as follows:

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              (a)              Definitions.

                                (i)          The definitions of “Arbitration,” “Business Day” and “Repurchase Price” set forth in Section 1 of the Purchase Agreement shall be deleted and replaced in their entirety as follows:

Arbitration: Arbitration in accordance with the then governing Commercial Arbitration Rules of the American Arbitration Association and administered by the American Arbitration Association, which shall be conducted in New York, New York or other place mutually acceptable to the parties to the arbitration.

Business Day: Any day other than (i) a Saturday or a Sunday, (ii) a legal holiday in the states of California, Maryland, Minnesota, Missouri or New York, (iii) a day on which banks in the states of California, Maryland, Minnesota, Missouri or New York, are authorized or obligated by law or executive order to be closed or (iv) a day on which the New York Stock Exchange or the Federal Reserve Bank of New York is closed.

Repurchase Price: With respect to any Mortgage Loan, a price equal to (i) the unpaid principal balance of the Mortgage Loan, plus (ii) interest on such unpaid principal balance at the related Mortgage Interest Rate from the last date through which interest was last paid by or on behalf of the Mortgagor to the last day of the month in which such repurchase occurs, plus (iii) reasonable and customary third party expenses incurred in connection with the transfer of the Mortgage Loan being repurchased, minus (iv) any amounts received in respect of such repurchased Mortgage Loan and being held for future distribution in connection with such Mortgage Loan.

              (b)             The following sentence shall be added as the new third sentence of Subsection 7.03(a):

                              Each determination as to whether there has been such a breach shall be conducted on a Mortgage Loan-by-Mortgage Loan basis.

                              (c)             The rights under the Purchase Agreement assigned to the Depositor and the Assignee pursuant to this Agreement shall be under the Purchase Agreement as amended by this Agreement.

Miscellaneous

12.         All demands, notices and communications related to the Mortgage Loans, the Purchase Agreement and this Agreement shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid, as follows:

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(a)         In the case of PrimeLending,

PrimeLending, a PlainsCapital Company

18111 Preston Road, Suite 900

Dallas, Texas 75252

Attention: Mr. Scott Eggen, SVP

Phone: 972-248-7866

with a copy to the General Counsel at the same address

(b)         In the case of Assignee,

Christiana Trust, a division of Wilmington Savings Fund Society, FSB

500 Delaware Avenue, 11th Floor

Wilmington, Delaware, 19801

Attention: Corporate Trust

(c)         In the case of Depositor,

Sequoia Residential Funding, Inc.

One Belvedere Place, Suite 360

Mill Valley, California 94941

Attention: William Moliski

with a copy to

General Counsel at the same address

(d)         In the case of Assignor,

Redwood Residential Acquisition Corporation

One Belvedere Place, Suite 360

Mill Valley, California 94941

Attention: William Moliski

with a copy to

General Counsel at the same address

(e)         In the case of Master Servicer,

Wells Fargo Bank, N.A.

9062 Old Annapolis Road

Columbia, Maryland 21045)

Telephone number: (410) 884-2000

Facsimile number: (410) 715-2380

Attention: Client Manager -- Sequoia Mortgage Trust 2012-3

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(f)           In the case of the initial Controlling Holder,

Sequoia Mortgage Funding Corporation

One Belvedere Place, Suite 360

Mill Valley, California 94941

Attention: William Moliski

with a copy to

General Counsel at the same address

13.          This Agreement shall be construed in accordance with the laws of the State of New York, except to the extent preempted by Federal law, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws, without regard to the conflicts of laws provisions of the State of New York or any other jurisdiction.

14.          No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

15.          This Agreement shall inure to the benefit of the successors and assigns of the parties hereto. Any entity into which Assignor, Depositor, Assignee or PrimeLending may be merged or consolidated shall, without the requirement for any further writing, be deemed Assignor, Depositor, Assignee or PrimeLending, respectively, hereunder.

16.          This Agreement shall survive the conveyance of the Mortgage Loans, the assignment of the representations and warranties made by PrimeLending pursuant to the Purchase Agreement to the extent of the Mortgage Loans by Assignor to Depositor and by Depositor to Assignee, and the termination of the Purchase Agreement.

17.          This Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument.

18.        The Controlling Holder under the Pooling and Servicing Agreement is an express third party beneficiary of this Agreement, and shall have the same power and ability to exercise and enforce the rights stated to be provided to it hereunder as if it were a signatory hereto. PrimeLending hereby consents to such exercise and enforcement.

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19.         It is expressly understood and agreed by the parties hereto that insofar as this Agreement is executed by the Trustee (i) this Agreement is executed and delivered by Christiana Trust, a division of Wilmington Savings Fund Society, FSB (“Christiana Trust”) not in its individual capacity but solely as Trustee on behalf of the trust created by the Pooling and Servicing Agreement referred to herein (the “Trust”) in the exercise of the powers and authority conferred upon and vested in it, and as directed in the Pooling and Servicing Agreement, (ii) each of the undertakings and agreements herein made on behalf of the Trust is made and intended not as a personal undertaking or agreement of or by Christiana Trust but is made and intended for purposes of binding only the Trust, (iii) nothing herein contained shall be construed as creating any liability on the part of Christiana Trust, individually or personally, to perform any covenant either express or implied in this Agreement, all such liability, if any, being expressly waived by the parties hereto and by any person claiming by, through or under the parties hereto, and (iv) under no circumstances shall Christiana Trust in its individual capacity or in its capacity as Trustee be personally liable for the payment of any indebtedness, amounts or expenses owed by the Assignor under the Purchase Agreement, as modified or supplemented by this Agreement (such indebtedness, expenses and other amounts being payable solely from and to the extent of funds of the Trust) or be personally liable for the breach or failure of any obligation, representation, warranty or covenant made under this Agreement or any other related documents.

20.         Master Servicer. PrimeLending hereby acknowledges that the Assignee has appointed Wells Fargo Bank, N.A. to act as master servicer and securities administrator under the Pooling and Servicing Agreement and hereby agrees to treat all inquiries, demands, instructions, authorizations and other communications from the Master Servicer as if the same had been received from the Assignee. The Master Servicer, acting on behalf of the Assignee, shall have the rights of the Assignee as the Purchaser under this Agreement, including, without limitation, the right to enforce the obligations of PrimeLending hereunder and under the Purchase Agreement and the right to exercise the remedies of the Purchaser hereunder and under the Purchase Agreement.

              PrimeLending shall make all remittances due by it to the Purchaser with respect to the Mortgage Loans to the following account by wire transfer of immediately available funds:

Wells Fargo Bank, N.A.
San Francisco, California
ABA# 121-000-248
Account #3970771416
Account Name: SAS Clearing
FFC: Account #48066700, Sequoia Mortgage Trust 2012-3 Distribution Account

21.         PrimeLending acknowledges that the custodian will be Wells Fargo Bank, N.A. acting pursuant to the Custodial Agreement. Notwithstanding Section 10 of the Purchase Agreement, PrimeLending shall pay shipping expenses for any Mortgage Loan Documents if there has been a breach of any representation or warranty made with respect to the related Mortgage Loan in Subsection 7.01 of the Purchase Agreement.

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22.         Rule 17g-5 Compliance. PrimeLending hereby agrees that it shall provide information with respect to the Mortgage Loans or the origination thereof to any Rating Agency or nationally recognized statistical rating organization (“NRSRO”) via electronic mail at rmbs17g5informationprovider@wellsfargo.com, with a subject reference of “SEMT 2012-3” and an identification of the type of information being provided in the body of such electronic mail. The Securities Administrator, as the initial Rule 17g-5 Information Provider (the “Rule 17g-5 Information Provider”) shall notify PrimeLending in writing of any change in the identity or contact information of the Rule 17g-5 Information Provider. PrimeLending shall have no liability for (i) the Rule 17g-5 Information Provider’s failure to post information provided by it in accordance with the terms of this Agreement or (ii) any malfunction or disabling of the website maintained by the Rule 17g-5 Information Provider. None of the foregoing restrictions in this Section 22 prohibit or restrict oral or written communications, or providing information, between PrimeLending, on the one hand, and any Rating Agency or NRSRO, on the other hand, with regard to (i) such Rating Agency’s or NRSRO’s review of the ratings it assigns to PrimeLending or (ii) such Rating Agency’s or NRSRO’s evaluation of PrimeLending’s operations in general; provided, however, that PrimeLending shall not provide any information relating to the Mortgage Loans to such Rating Agency or NRSRO in connection with such review and evaluation by such Rating Agency or NRSRO unless: (x) borrower, property or deal specific identifiers are redacted; or (y) such information has already been provided to the Rule 17g-5 Information Provider.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first above written.

REDWOOD RESIDENTIAL ACQUISITION CORPORATION
Assignor

By:	/s/ John Isbrandtsen
Name:	John Isbrandtsen
Title:	Authorized Officer

SEQUOIA RESIDENTIAL FUNDING, INC.
Depositor

By:	/s/ John Isbrandtsen
Name:	John Isbrandtsen
Title:	Authorized Officer

Christiana Trust, a division of Wilmington Savings Fund Society, FSB, not in its individual capacity but solely as Trustee,
Assignee

By:	/s/ Jeffrey R. Everhart
Name:	Jeffrey R. Everhart
Title:	AVP

PRIMELENDING, A PLAINSCAPITAL COMPANY

By:	/s/ Scott Egger
Name:	Scott Egger
Title:	SVP Capital Market

Accepted and agreed to by:

WELLS FARGO BANK, N.A.
Master Servicer

By:	/s/ Graham M. Oglesby
Name:	Graham M. Oglesby
Title:	Vice President

Signature Page – Assignment of Representations and Warranties – Cole Taylor Bank (SEMT 2012-3)

ATTACHMENT 1

MORTGAGE LOAN SCHEDULE

	1	2	3	4	5	6	7	8	9	10
	Primary Servicer	Servicing Fee %	Servicing Fee—Flatdollar	Servicing Advance Methodology	Originator	Loan Group	Loan Number	Amortization Type	Lien Position	HELOC Indicator
1	1000383	0.002500			1000536		1050002036	1	1	0
2	1000383	0.002500			1000536		1050002752	1	1	0
3	1000383	0.002500			1000536		1050003469	1	1	0
4	1000383	0.002500			1000536		1050002726	1	1	0
5	1000383	0.002500			1000536		1050003404	1	1	0
6	1000383	0.002500			1000536		1050002263	1	1	0
7	1000383	0.002500			1000536		1050002607	1	1	0
8	1000383	0.002500			1000536		1050003309	1	1	0
9	1000383	0.002500			1000536		1050002778	1	1	0
10	1000383	0.002500			1000536		1050002649	1	1	0
11	1000383	0.002500			1000536		1050001977	1	1	0
12	1000383	0.002500			1000536		1050002725	1	1	0
13	1000383	0.002500			1000536		1050002535	1	1	0
14	1000383	0.002500			1000536		1050003955	1	1	0
15	1000383	0.002500			1000536		1050001301	1	1	0
16	1000383	0.002500			1000536		1050003018	1	1	0
17	1000383	0.002500			1000536		1050003006	1	1	0
18	1000383	0.002500			1000536		1050002642	1	1	0
19	1000383	0.002500			1000536		1050003029	1	1	0
20	1000383	0.002500			1000536		1050003446	1	1	0
21	1000383	0.002500			1000536		1050003034	1	1	0
22	1000383	0.002500			1000536		1050003447	1	1	0
23	1000383	0.002500			1000536		1050002592	1	1	0
24	1000383	0.002500			1000536		1050002397	1	1	0
25	1000383	0.002500			1000536		1050002826	1	1	0
26	1000383	0.002500			1000536		1050002292	1	1	0
27	1000383	0.002500			1000536		1050003642	1	1	0
28	1000383	0.002500			1000536		1050002651	1	1	0
29	1000383	0.002500			1000536		1050002793	1	1	0
30	1000383	0.002500			1000536		1050003079	1	1	0
31	1000383	0.002500			1000536		1050003822	1	1	0
32	1000383	0.002500			1000536		1050003597	1	1	0
33	1000383	0.002500			1000536		1050002608	1	1	0
34	1000383	0.002500			1000536		1050000952	1	1	0
35	1000383	0.002500			1000536		1050002645	1	1	0
36	1000383	0.002500			1000536		1050002684	1	1	0
37	1000383	0.002500			1000536		1050003284	1	1	0
38	1000383	0.002500			1000536		1050004186	1	1	0
39	1000383	0.002500			1000536		1050002763	1	1	0
40	1000383	0.002500			1000536		1050003131	1	1	0
41	1000383	0.002500			1000536		1050003048	1	1	0
42	1000383	0.002500			1000536		1050003831	1	1	0
43	1000383	0.002500			1000536		1050003403	1	1	0
44	1000383	0.002500			1000536		1050003628	1	1	0
45	1000383	0.002500			1000536		1050002385	1	1	0
46	1000383	0.002500			1000536		1050003030	1	1	0
47	1000383	0.002500			1000536		1050003462	1	1	0
48	1000383	0.002500			1000536		1050004123	1	1	0
49	1000383	0.002500			1000536		1050003363	1	1	0
50	1000383	0.002500			1000536		1050003155	1	1	0
51	1000383	0.002500			1000536		1050002779	1	1	0
52	1000383	0.002500			1000536		1050003017	1	1	0
53	1000383	0.002500			1000536		1050002680	1	1	0
54	1000383	0.002500			1000536		1050003399	1	1	0
55	1000383	0.002500			1000536		1050002741	1	1	0
56	1000383	0.002500			1000536		1050002594	1	1	0
57	1000383	0.002500			1000536		1050002278	1	1	0
58	1000383	0.002500			1000536		1050003359	1	1	0
59	1000383	0.002500			1000536		1050003876	1	1	0
60	1000383	0.002500			1000536		1050003431	1	1	0
61	1000383	0.002500			1000536		1050003506	1	1	0
62	1000383	0.002500			1000536		1050003367	1	1	0

	11	12	13	14	15	16	17	18	19	20
	Loan Purpose	Cash Out Amount	Total Origination and Discount Points	Covered/High Cost Loan Indicator	Relocation Loan Indicator	Broker Indicator	Channel	Escrow Indicator	Senior Loan Amount(s)	Loan Type of Most Senior Lien
1	6						1	0	0
2	7						1	0	0
3	3						1	0	0
4	7						1	4	0
5	7						1	4	0
6	7						1	4	0
7	7						1	4	0
8	9						1	0	0
9	3						1	4	0
10	7						1	4	0
11	9						1	4	0
12	7						1	4	0
13	9						1	0	0
14	7						1	0	0
15	9						1	0	0
16	9						1	4	0
17	7						1	0	0
18	9						1	4	0
19	7						1	4	0
20	7						1	4	0
21	9						1	0	0
22	7						1	0	0
23	9						1	0	0
24	9						1	0	0
25	9						1	0	0
26	7						1	4	0
27	9						1	4	0
28	9						1	0	0
29	9						1	0	0
30	6						1	4	0
31	7						1	4	0
32	9						1	4	0
33	9						1	0	0
34	9						1	4	0
35	9						1	4	0
36	9						1	4	0
37	6						1	4	0
38	7						1	0	0
39	9						1	0	0
40	9						1	0	0
41	9						1	4	0
42	9						1	0	0
43	7						1	4	0
44	7						1	4	0
45	9						1	4	0
46	9						1	0	0
47	7						1	0	0
48	7						1	0	0
49	9						1	4	0
50	9						1	4	0
51	9						1	0	0
52	9						1	4	0
53	9						1	0	0
54	7						1	4	0
55	9						1	0	0
56	7						1	4	0
57	9						1	0	0
58	9						1	0	0
59	7						1	4	0
60	7						1	0	0
61	9						1	0	0
62	7						1	4	0

	21	22	23	24	25	26	27	28	29	30
	Hybrid Period of Most Senior Lien (in months)	Neg Am Limit of Most Senior Lien	Junior Mortgage Balance	Origination Date of Most Senior Lien	Origination Date	Original Loan Amount	Original Interest Rate	Original Amortization Term	Original Term to Maturity	First Payment Date of Loan
1			0.00		20120215	910000.00	0.048750	360	360	20120401
2			0.00		20120328	700000.00	0.045000	360	360	20120501
3			0.00		20120427	657100.00	0.047500	360	360	20120601
4			0.00		20120229	540000.00	0.045000	360	360	20120401
5			0.00		20120327	668000.00	0.042500	360	360	20120501
6			0.00		20120109	555000.00	0.048750	360	360	20120301
7			0.00		20111121	560000.00	0.047500	360	360	20120101
8			0.00		20120501	735000.00	0.043750	360	360	20120601
9			0.00		20120224	725000.00	0.045000	360	360	20120401
10			0.00		20120313	1500000.00	0.045000	360	360	20120501
11			0.00		20120214	1350000.00	0.047500	360	360	20120401
12			0.00		20120221	992000.00	0.045000	360	360	20120401
13			0.00		20120210	733500.00	0.048750	360	360	20120401
14			0.00		20120503	1000000.00	0.040000	360	360	20120601
15			0.00		20111021	940000.00	0.046250	360	360	20111201
16			0.00		20120314	603000.00	0.042500	360	360	20120501
17			0.00		20120229	999999.00	0.045000	360	360	20120401
18			0.00		20120215	627500.00	0.046250	360	360	20120401
19			0.00		20120316	562500.00	0.042500	360	360	20120501
20			0.00		20120410	600000.00	0.045000	360	360	20120601
21			0.00		20120329	1652000.00	0.045000	360	360	20120501
22			0.00		20120402	760000.00	0.047500	360	360	20120601
23			0.00		20120126	617000.00	0.048750	360	360	20120301
24			0.00		20120130	960000.00	0.048750	360	360	20120301
25			0.00		20120218	880000.00	0.046250	360	360	20120401
26			0.00		20120119	700000.00	0.048750	360	360	20120301
27			0.00		20120425	680000.00	0.043750	360	360	20120601
28			0.00		20120326	820000.00	0.047500	360	360	20120501
29			0.00		20120314	997500.00	0.045000	360	360	20120501
30			0.00		20120320	670550.00	0.046250	360	360	20120501
31			0.00		20120417	455000.00	0.046250	360	360	20120601
32			58800.00		20120420	557200.00	0.048750	360	360	20120601
33			0.00		20120309	827100.00	0.047500	360	360	20120501
34			0.00		20110711	577500.00	0.051250	360	360	20110901
35			0.00		20120319	803000.00	0.046250	360	360	20120501
36			0.00		20120226	688000.00	0.046250	360	360	20120401
37			0.00		20120315	637400.00	0.042500	360	360	20120501
38			0.00		20120503	1023750.00	0.045000	360	360	20120701
39			0.00		20120315	782800.00	0.046250	360	360	20120501
40			0.00		20120323	1000000.00	0.046250	360	360	20120501
41			0.00		20120322	1000000.00	0.043750	360	360	20120501
42			0.00		20120417	700000.00	0.043750	360	360	20120601
43			0.00		20120417	789600.00	0.043750	360	360	20120601
44			0.00		20120418	770950.00	0.045000	360	360	20120601
45			0.00		20120127	637500.00	0.048750	360	360	20120301
46			0.00		20120307	732000.00	0.041250	360	360	20120501
47			0.00		20120320	630850.00	0.046250	360	360	20120501
48			0.00		20120509	501700.00	0.046250	360	360	20120701
49			0.00		20120413	955400.00	0.043750	360	360	20120601
50			0.00		20120112	532000.00	0.045000	360	360	20120301
51			0.00		20120319	822250.00	0.046250	360	360	20120501
52			0.00		20120310	683000.00	0.046250	360	360	20120501
53			0.00		20120223	917350.00	0.047500	360	360	20120401
54			0.00		20120312	640000.00	0.047500	360	360	20120501
55			0.00		20120316	1761200.00	0.045000	360	360	20120501
56			0.00		20120209	600000.00	0.045000	360	360	20120401
57			0.00		20120123	660000.00	0.043750	360	360	20120301
58			0.00		20120323	912800.00	0.043750	360	360	20120501
59			0.00		20120430	600000.00	0.043750	360	360	20120601
60			0.00		20120330	650000.00	0.041250	360	360	20120501
61			0.00		20120416	500000.00	0.047500	360	360	20120601
62			0.00		20120404	1495000.00	0.045000	360	360	20120601

	31	32	33	34	35	36	37	38	39	40
	Interest Type Indicator	Original Interest Only Term	Buy Down Period	HELOC Draw Period	Current Loan Amount	Current Interest Rate	Current Payment Amount Due	Interest Paid Through Date	Current Payment Status	Index Type
1	1	0	0	0	906629.61	0.048750	4815.79	20120601	0	0
2	1	0	0	0	698152.94	0.045000	3546.80	20120601	0	0
3	1	0	0	0	656273.28	0.047500	3427.74	20120601	0	0
4	1	0	0	0	537858.69	0.045000	2736.10	20120601	0	0
5	1	0	0	0	666156.08	0.042500	3286.16	20120601	0	0
6	1	0	0	0	552253.64	0.048750	2937.11	20120601	0	0
7	1	0	0	0	555730.56	0.047500	2921.23	20120601	0	0
8	1	0	0	0	734009.94	0.043750	3669.75	20120601	0	0
9	1	0	0	0	721838.88	0.045000	3673.47	20120601	0	0
10	1	0	0	0	1496042.03	0.045000	7600.28	20120601	0	0
11	1	0	0	0	1344884.34	0.047500	7042.24	20120601	0	0
12	1	0	0	0	988066.32	0.045000	5026.32	20120601	0	0
13	1	0	0	0	730783.30	0.048750	3881.74	20120601	0	0
14	1	0	0	0	998559.18	0.040000	4774.15	20120601	0	0
15	1	0	0	0	931431.47	0.046250	4832.91	20120601	0	0
16	1	0	0	0	601335.51	0.042500	2966.40	20120601	0	0
17	1	0	0	0	996033.61	0.045000	5066.85	20120601	0	0
18	1	0	0	0	624466.28	0.046250	3226.23	20120601	0	0
19	1	0	0	0	560947.31	0.042500	2767.16	20120601	0	0
20	1	0	0	0	599096.06	0.045000	3040.11	20120601	0	0
21	1	0	0	0	1647640.96	0.045000	8370.44	20120601	0	0
22	1	0	0	0	759008.33	0.047500	3964.52	20120601	0	0
23	1	0	0	0	613946.87	0.048750	3265.21	20120601	0	0
24	1	0	0	0	955249.55	0.048750	5080.40	20120601	0	0
25	1	0	0	0	876588.60	0.046250	4524.43	20120601	0	0
26	1	0	0	0	696536.12	0.048750	3704.46	20120601	0	0
27	1	0	0	0	679084.03	0.043750	3395.14	20120601	0	0
28	1	0	0	0	817932.56	0.047500	4277.51	20120601	0	0
29	1	0	0	0	994867.95	0.045000	5054.19	20120601	0	0
30	1	0	0	0	668820.37	0.046250	3447.56	20120601	0	0
31	1	0	0	0	454414.32	0.046250	2339.33	20120601	0	0
32	1	0	0	0	556155.89	0.048750	2948.75	20120601	0	0
33	1	0	0	0	825014.66	0.047500	4314.55	20120601	0	0
34	1	0	0	0	566649.79	0.051250	3144.41	20120601	0	0
35	1	0	0	0	800928.73	0.046250	4128.54	20120601	0	0
36	1	0	0	0	685332.91	0.046250	3537.28	20120601	0	0
37	1	0	0	0	635640.57	0.042500	3135.62	20120601	0	0
38	1	0	0	0	1023750.00	0.045000	5187.19	20120601	0	0
39	1	0	0	0	780780.84	0.046250	4024.68	20120601	0	0
40	1	0	0	0	997420.58	0.046250	5141.40	20120601	0	0
41	1	0	0	0	997301.05	0.043750	4992.85	20120601	0	0
42	1	0	0	0	699057.08	0.043750	3495.00	20120601	0	0
43	1	0	0	0	788536.39	0.043750	3942.36	20120601	0	0
44	1	0	0	0	769934.77	0.045000	3906.29	20120601	0	0
45	1	0	0	0	634345.41	0.048750	3373.70	20120601	0	0
46	1	0	0	0	729933.67	0.041250	3547.64	20120601	0	0
47	1	0	0	0	629222.77	0.046250	3243.45	20120601	0	0
48	1	0	0	0	501700.00	0.046250	2579.44	20120601	0	0
49	1	0	0	0	954113.06	0.043750	4770.17	20120601	0	0
50	1	0	0	0	529181.92	0.045000	2695.57	20120601	0	0
51	1	0	0	0	820129.08	0.046250	4227.51	20120601	0	0
52	1	0	0	0	681238.27	0.046250	3511.57	20120601	0	0
53	1	0	0	0	913873.82	0.047500	4785.33	20120601	0	0
54	1	0	0	0	638386.40	0.047500	3338.54	20120601	0	0
55	1	0	0	0	1756552.82	0.045000	8923.74	20120601	0	0
56	1	0	0	0	597620.77	0.045000	3040.11	20120601	0	0
57	1	0	0	0	656424.39	0.043750	3295.28	20120601	0	0
58	1	0	0	0	910336.39	0.043750	4557.48	20120601	0	0
59	1	0	0	0	599191.79	0.043750	2995.71	20120601	0	0
60	1	0	0	0	648165.17	0.041250	3150.22	20120601	0	0
61	1	0	0	0	499370.93	0.047500	2608.24	20120601	0	0
62	1	0	0	0	1493031.30	0.045000	7574.95	20120601	0	0

	41	42	43	44	45	46	47	48	49	50
	ARM Look-back Days	Gross Margin	ARM Round Flag	ARM Round Factor	Initial Fixed Rate Period	Initial Interest Rate Cap (Change Up)	Initial Interest Rate Cap (Change Down)	Subsequent Interest Rate Reset Period	Subsequent Interest Rate Cap (Change Down)	Subsequent Interest Rate Cap (Change Up)
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18
19
20
21
22
23
24
25
26
27
28
29
30
31
32
33
34
35
36
37
38
39
40
41
42
43
44
45
46
47
48
49
50
51
52
53
54
55
56
57
58
59
60
61
62

	51	52	53	54	55	56	57	58	59	60
	Lifetime Maximum Rate (Ceiling)	Lifetime Minimum Rate (Floor)	Negative Amortization Limit	Initial Negative Amortization Recast Period	Subsequent Negative Amortization Recast Period	Initial Fixed Payment Period	Subsequent Payment Reset Period	Initial Periodic Payment Cap	Subsequent Periodic Payment Cap	Initial Minimum Payment Reset Period
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18
19
20
21
22
23
24
25
26
27
28
29
30
31
32
33
34
35
36
37
38
39
40
41
42
43
44
45
46
47
48
49
50
51
52
53
54
55
56
57
58
59
60
61
62

	61	62	63	64	65	66	67	68	69	70
	Subsequent Minimum Payment Reset Period	Option ARM Indicator	Options at Recast	Initial Minimum Payment	Current Minimum Payment	Prepayment Penalty Calculation	Prepayment Penalty Type	Prepayment Penalty Total Term	Prepayment Penalty Hard Term	Primary Borrower ID
1								0		172
2								0		173
3								0		139
4								0		207
5								0		216
6								0		141
7								0		297
8								0		177
9								0		19
10								0		44
11								0		69
12								0		164
13								0		77
14								0		20
15								0		316
16								0		256
17								0		95
18								0		75
19								0		266
20								0		235
21								0		179
22								0		247
23								0		94
24								0		238
25								0		79
26								0		242
27								0		67
28								0		186
29								0		149
30								0		183
31								0		170
32								0		325
33								0		151
34								0		188
35								0		279
36								0		116
37								0		46
38								0		87
39								0		192
40								0		90
41								0		142
42								0		176
43								0		244
44								0		34
45								0		125
46								0		147
47								0		315
48								0		84
49								0		161
50								0		133
51								0		264
52								0		143
53								0		168
54								0		115
55								0		76
56								0		29
57								0		113
58								0		301
59								0		122
60								0		162
61								0		70
62								0		334

	71	72	73	74	75	76	77	78	79	80
	Number of Mortgaged Properties	Total Number of Borrowers	Self-employment Flag	Current ‘Other’ Monthly Payment	Length of Employment: Borrower	Length of Employment: Co- Borrower	Years in Home	FICO Model Used	Most Recent FICO Date	Primary Wage Earner Original FICO: Equifax
1	1		0		0		0	1
2	2		0		0		0	1
3	1		0		11		10	1
4	2		0		0		0	1
5	1		0		0		0	1
6	2		1		25	25	0	1
7	2		0		0		0	1	5/16/2012
8	2		1		12		1	1
9	2		1		13		1	1
10	1		1		5		0	1
11	1		1		35		4	1
12	2		1		23		0	1
13	1		1		45		4	1
14	2		0		22		0	1
15	1		0		3		1.5	1	5/16/2012
16	1		0		11		7	1
17	1		1		12		0	1
18	1		0		2		0.58	1
19	2		0		4	11	0	1
20	1		0		8		0	1
21	1		1		12		1	1
22	1		0		1		0	1
23	2		1		25		2	1
24	1		0		7	15	0.67	1
25	1		0		3		6	1
26	2		1		8	0	0	1
27	3		0		18	5	8	1
28	1		1		19		4	1
29	1		0		4	0	5	1
30	1		0		9	1	0	1
31	2		1		32		0	1
32	2		0		3		4	1
33	1		0		7		1	1
34	3		1		2		1	1	5/16/2012
35	1		1		8		2	1
36	1		0		6		5	1
37	1		0		5	2	0	1
38	1		1		4		0	1
39	2		0		7	6	0.5	1
40	1		0		1	1	1	1
41	1		1		4	4	1	1
42	1		0		9		0.9	1
43	1		0		6		0	1
44	1		0		0		0	1
45	4		0		0	36	16	1
46	1		0		19		5	1
47	2		0		3		0	1
48	2		0		2	6	0	1
49	1		0		2		3	1
50	1		0		26	2	4	1
51	1		0		7		1	1
52	1		1		4		1	1
53	1		0		11		5	1
54	1		0		16.5	16	0	1
55	2		0		21		15	1
56	1		0		2		0	1
57	2		0		1	4	2	1
58	1		0		2	1	2	1
59	2		0		10	5	0	1
60	3		1		9	11	0	1
61	1		0		12		9	1
62	3		1		8	8	0	1

	81	82	83	84	85	86	87	88	89	90
	Primary Wage Earner Original FICO: Experian	Primary Wage Earner Original FICO: TransUnion	Secondary Wage Earner Original FICO: Equifax	Secondary Wage Earner Original FICO: Experian	Secondary Wage Earner Original FICO: TransUnion	Original Primary Borrower FICO	Most Recent Primary Borrower FICO	Most Recent Co- Borrower FICO	Most Recent FICO Method	VantageScore: Primary Borrower
1						689
2						780
3						744
4						800
5						787
6						759
7						730	654
8						805
9						703
10						768
11						804
12						804
13						716
14						790
15						803	786
16						759
17						783
18						787
19						791
20						784
21						790
22						805
23						739
24						808
25						781
26						783
27						788
28						772
29						704
30						784
31						708
32						780
33						787
34						730	743
35						767
36						772
37						781
38						725
39						751
40						736
41						768
42						721
43						773
44						732
45						750
46						747
47						722
48						776
49						785
50						749
51						789
52						808
53						787
54						730
55						783
56						798
57						734
58						751
59						762
60						764
61						786
62						797

	91	92	93	94	95	96	97	98	99	100
	VantageScore: Co- Borrower	Most Recent VantageScore Method	VantageScore Date	Credit Report: Longest Trade Line	Credit Report: Maximum Trade Line	Credit Report: Number of Trade Lines	Credit Line Usage Ratio	Most Recent 12- month Pay History	Months Bankruptcy	Months Foreclosure
1								000000000000
2								000000000000
3								000000000000
4								000000000000
5								000000000000
6								000000000000
7								000000000000
8								000000000000
9								000000000000
10								000000000000
11								000000000000
12								000000000000
13								000000000000
14								000000000000
15								000000000000
16								000000000000
17								000000000000
18								000000000000
19								000000000000
20								000000000000
21								000000000000
22								000000000000
23								000000000000
24								000000000000
25								000000000000
26								000000000000
27								000000000000
28								000000000000
29								000000000000
30								000000000000
31								000000000000
32								000000000000
33								000000000000
34								000000000000
35								000000000000
36								000000000000
37								000000000000
38								000000000000
39								000000000000
40								000000000000
41								000000000000
42								000000000000
43								000000000000
44								000000000000
45								000000000000
46								000000000000
47								000000000000
48								000000000000
49								000000000000
50								000000000000
51								000000000000
52								000000000000
53								000000000000
54								000000000000
55								000000000000
56								000000000000
57								000000000000
58								000000000000
59								000000000000
60								000000000000
61								000000000000
62								000000000000

	101	102	103	104	105	106	107	108	109	110
	Primary Borrower Wage Income	Co-Borrower Wage Income	Primary Borrower Other Income	Co-Borrower Other Income	All Borrower Wage Income	All Borrower Total Income	4506-T Indicator	Borrower Income Verification Level	Co-Borrower Income Verification	Borrower Employment Verification
1	0.00		45597.00		0.00	45597.00	1	5		3
2	20000.00	0.00	5926.86	0.00	20000.00	25926.86	1	5		3
3	16666.67	0.00	0.00	0.00	16666.67	16666.67	1	5		3
4	15666.67	0.00	0.00	0.00	15666.67	15666.67	1	5		3
5	18333.33	0.00	0.00	0.00	18333.33	18333.33	1	5		3
6	23554.00	35685.00	-5620.00	0.00	59239.00	53619.00	1	5		3
7	17471.76		0.00		17471.76	17471.76	1	5		3
8	3390.33		6736.00		3390.33	10126.33	1	5		3
9	34430.00		-4655.00		34430.00	29775.00	1	5		3
10	801359.00		-5254.00		801359.00	796105.00	1	5		3
11	30869.13		0.00		30869.13	30869.13	1	5		3
12	0.00	0.00	92621.00	0.00	0.00	92621.00	1	5		3
13	20648.62	0.00	1173.17	0.00	20648.62	21821.79	1	5		3
14	25025.00	0.00	0.00	0.00	25025.00	25025.00	1	5		3
15	34932.00		-80.50		34932.00	34851.50	1	5		3
16	10033.33		0.00		10033.33	10033.33	1	5		3
17	69904.25	0.00	-2317.43	0.00	69904.25	67586.82	1	5		3
18	17083.16	0.00	0.00	0.00	17083.16	17083.16	1	5		3
19	12500.00	5925.25	0.00	0.00	18425.25	18425.25	1	5		3
20	14102.40	0.00	0.00	0.00	14102.40	14102.40	1	5		3
21	35250.00	0.00	0.00	0.00	35250.00	35250.00	1	5		3
22	12916.67	0.00	0.00	0.00	12916.67	12916.67	1	5		3
23	12745.00		679.00		12745.00	13424.00	1	5		3
24	23750.00	6358.00	0.00	0.00	30108.00	30108.00	1	5		3
25	31303.77		0.00		31303.77	31303.77	1	5		3
26	15409.00	0.00	-1642.00	0.00	15409.00	13767.00	1	5		3
27	33821.00	0.00	0.00	0.00	33821.00	33821.00	1	5		3
28	56227.38	0.00	0.00	0.00	56227.38	56227.38	1	5		3
29	22838.22	5368.00	0.00	0.00	28206.22	28206.22	1	5		3
30	0.00	5000.00	11620.00	0.00	5000.00	16620.00	1	5		3
31	40275.00		0.00		40275.00	40275.00	1	5		3
32	18166.67		4158.67		18166.67	22325.34	1	5		3
33	27016.71	0.00	0.00	0.00	27016.71	27016.71	1	5		3
34	5385.00	146034.00	0.00	0.00	151419.00	151419.00	1	5		3
35	22822.00	0.00	0.00	0.00	22822.00	22822.00	1	5		3
36	5182.00	0.00	33998.00	0.00	5182.00	39180.00	1	5		3
37	8375.00	10758.32	0.00	0.00	19133.32	19133.32	1	5		3
38	37683.00	0.00	0.00	0.00	37683.00	37683.00	1	5		3
39	12133.33	9200.00	560.33	0.00	21333.33	21893.66	1	5		3
40	5416.66	8749.97	0.00	0.00	14166.63	14166.63	1	5		3
41	29076.08	5050.00	0.00	0.00	34126.08	34126.08	1	5		3
42	4409.99	0.00	18221.58	0.00	4409.99	22631.57	1	5		3
43	15745.77	0.00	0.00	0.00	15745.77	15745.77	1	5		3
44	22102.25		0.00		22102.25	22102.25	1	5		3
45	1705.90	12514.00	-170.00	0.00	14219.90	14049.90	1	5		3
46	23006.71	0.00	0.00	0.00	23006.71	23006.71	1	5		3
47	14501.67		3129.00		14501.67	17630.67	1	5		3
48	9833.34	1197.88	140.75	0.00	11031.22	11171.97	1	5		3
49	24915.50	0.00	0.00	0.00	24915.50	24915.50	1	5		3
50	8698.21	15714.16	-1221.00	0.00	24412.37	23191.37	1	5		3
51	16666.67	0.00	8333.33	0.00	16666.67	25000.00	1	5		3
52	12043.00	0.00	0.00	0.00	12043.00	12043.00	1	5		3
53	21327.00	0.00	0.00	0.00	21327.00	21327.00	1	5		3
54	0.00	27527.00	0.00	0.00	27527.00	27527.00	1	5		3
55	29625.50		-1227.31		29625.50	28398.19	1	5		3
56	22500.00		0.00		22500.00	22500.00	1	5		3
57	0.00	14998.53	26145.46	0.00	14998.53	41143.99	1	5		3
58	11544.10	29211.67	0.00	0.00	40755.77	40755.77	1	5		3
59	43396.44	6106.53	0.00	0.00	49502.97	49502.97	1	5		3
60	79343.00	20616.66	0.00	0.00	99959.66	99959.66	1	5		3
61	8817.32		0.00		8817.32	8817.32	1	5		3
62	24530.00	24530.00	0.00	0.00	49060.00	49060.00	1	5		3

	111	112	113	114	115	116	117	118	119	120
	Co-Borrower Employment Verification	Borrower Asset Verification	Co-Borrower Asset Verification	Liquid / Cash Reserves	Monthly Debt All Borrowers	Originator DTI	Fully Indexed Rate	Qualification Method	Percentage of Down Payment from Borrower Own Funds	City
1		4		263228.73	15220.78	0.3338			100	SAN ANTONIO
2		4		1995341.58	11907.92	0.4593			100	DALLAS
3		4		493778.82	7074.85	0.4245				DALLAS
4		4		258379.48	4212.13	0.2689			100	FAIR OAKS RANCH
5		4		424662.90	5645.42	0.3079			100	BOERNE
6		4		1177393.62	9050.14	0.1688			100	SCOTTSDALE
7		4		211546.33	7262.49	0.4157			100	CARY
8		4		235173.06	4555.26	0.4498				DALLAS
9		4		126083.00	9712.37	0.3262				FORT LAUDERDALE
10		4		9591997.64	16939.52	0.0213			100	GREENWICH
11		4		196215.08	9440.00	0.3058				STATEN ISLAND
12		4		1266397.50	11826.13	0.1277			100	MIDLAND
13		4		2118145.71	7838.58	0.3592				BALTIMORE
14		4		2692600.01	8311.85	0.3321			100	COCKEYSVILLE
15		4		125757.96	6450.63	0.1851			0	DANVILLE
16		4		154873.63	4097.19	0.4084				SAN DIEGO
17		4		1001184.40	9722.57	0.1439			100	MIRAMAR BEACH
18		4		141872.17	4746.21	0.2778				WINCHESTER
19		4		180563.33	5758.83	0.3126			100	CORONA
20		4		523863.57	4986.99	0.3536			100	SAN DIEGO
21		4		174516.23	13544.32	0.3842				HERMOSA BEACH
22		4		436013.33	5747.34	0.4450			100	LA CANADA FLINTRIDGE
23		4		38155.75	5257.90	0.3917				HENDERSONVILLE
24		4		176857.00	8063.46	0.2678				HUNTINGTON BEACH
25		4		47513.86	7011.61	0.2240				MASON
26		4		54515.87	5997.51	0.4356			60.4502	REDDING
27		4		1124121.85	10235.66	0.3026				CHADDS FORD
28		4		718116.61	6931.82	0.1233				SOUTHLAKE
29		4		657402.30	11025.30	0.3909				HOUSTON
30		4		69525.76	6765.45	0.4071			43.0527	AUSTIN
31		4		167307.26	7692.48	0.1910			100	FRISCO
32		4		106351.20	8341.86	0.3737				COLLEYVILLE
33		4		193220.70	8042.55	0.2977				SOUTHLAKE
34		3		199657.57	15324.66	0.1012				NASHVILLE
35		4		47546.00	6848.27	0.3001				LOOMIS
36		4		248394.38	5050.81	0.1289				SPOKANE
37		4		192093.76	4123.77	0.2155			100	SAN DIEGO
38		4		162491.18	7834.90	0.2079			100	HOUSTON
39		4		84014.68	8161.02	0.3728				HOUSTON
40		4		536101.32	5835.50	0.4119				ATLANTA
41		4		120897.12	7809.92	0.2289				HIGHLAND PARK
42		4		433981.49	9752.08	0.4309				UNIVERSITY PARK
43		4		184501.89	5747.80	0.3650			100	SIERRA MADRE
44		4		133430.02	8676.99	0.3926			78.1141	SAINT JOHNS
45		4		215163.05	4618.85	0.3287				QUEENSTOWN
46		4		233101.99	9967.15	0.4332				THE WOODLANDS
47		4		109421.28	7921.67	0.4493			100	THE WOODLANDS
48		4		192139.85	5385.52	0.4821			100	JUPITER
49		4		49573.71	7518.05	0.3017				DALLAS
50		4		206023.75	7046.40	0.3038				GARDEN RIDGE
51		4		169875.55	7063.90	0.2826				UNIVERSITY PARK
52		4		58084.33	4809.10	0.3993				UNIVERSITY PARK
53		4		85768.10	9036.98	0.4237				FRISCO
54		4		79208.35	5982.66	0.2173			100	DALLAS
55		4		225513.51	11865.90	0.4178				LAGUNA BEACH
56		4		320372.58	4515.57	0.2007			100	ALBUQUERQUE
57		4		110319.33	8505.74	0.2067				GLENCOE
58		4		88885.46	6493.17	0.1593				HINSDALE
59		4		852355.12	7198.67	0.1454			100	HINSDALE
60		4		774520.61	18957.55	0.1897			100	AUSTIN
61		4		190666.40	3585.11	0.4066				AUSTIN
62		4		889431.66	13506.22	0.2753			100	LAGUNA NIGUEL

	121	122	123	124	125	126	127	128	129	130
	State	Postal Code	Property Type	Occupancy	Sales Price	Original Appraised Property Value	Original Property Valuation Type	Original Property Valuation Date	Original Automated Valuation Model (AVM) Model Name	Original AVM Confidence Score
1	TX	78209	1	1	1300000.00	1400000.00	3	20120117
2	TX	75225	1	1	1100000.00	1185000.00	3	20120308
3	TX	75209	1	1		980000.00	3	20120320
4	TX	78015	7	1	675000.00	675000.00	3	20120222
5	TX	78006	7	1	835000.00	850000.00	3	20120306
6	AZ	85266	7	1	740000.00	742000.00	3	20111130
7	NC	27511	7	1	700000.00	720000.00	3	20111012
8	TX	75218	1	1		1050000.00	3	20120228
9	FL	33301	1	1		1250000.00	3	20120205
10	CT	06830	3	3	2500000.00	2500000.00	3	20120130
11	NY	10304	1	1		1800000.00	3	20120125
12	TX	79705	1	1	1266250.00	1275000.00	3	20120112
13	MD	21212	3	1		1070000.00	3	20120107
14	MD	21030	1	1	1995000.00	2000000.00	3	20120315
15	CA	94526	1	1		1175000.00	3	20110824
16	CA	92122	7	1		930000.00	3	20120218
17	FL	32550	3	2	1550000.00	1550000.00	3	20120221
18	MA	01890	1	1		795000.00	3	20120126
19	CA	92881	1	1	750000.00	750000.00	3	20120131
20	CA	92130	7	1	1125000.00	1125000.00	3	20120316
21	CA	90254	1	1		2215000.00	3	20120225
22	CA	91011	1	1	950000.00	950000.00	3	20120319
23	TN	37075	1	1		805000.00	3	20111110
24	CA	92648	7	1		1400000.00	3	20111221
25	OH	45040	7	1		1100000.00	3	20120128
26	CA	96001	1	1	875000.00	875000.00	3	20111209
27	PA	19317	1	1		850000.00	3	20120216
28	TX	76092	7	1		1103000.00	3	20120224
29	TX	77024	7	1		1425000.00	3	20120215
30	TX	78746	1	1	838235.00	840000.00	3	20120208
31	TX	75033	7	1	650000.00	655000.00	3	20120321
32	TX	76034	7	1		770000.00	3	20120405
33	TX	76092	7	1		1235000.00	3	20120220
34	TN	37215	7	1		770000.00	3	20110321
35	CA	95650	7	1		1029224.00	3	20120127
36	WA	99223	1	1		860000.00	3	20120131
37	CA	92107	1	1	849900.00	860000.00	3	20120223
38	TX	77005	1	1	1365000.00	1365000.00	3	20120316
39	TX	77025	1	1		978500.00	3	20120211
40	GA	30342	1	1		1556000.00	3	20120215
41	TX	75205	1	1		1680000.00	3	20120202
42	TX	75225	1	1		2300000.00	3	20120328
43	CA	91024	1	1	987000.00	990000.00	3	20120309
44	FL	32259	7	1	963749.00	970000.00	3	20120302
45	MD	21658	7	1		850000.00	3	20111208
46	TX	77381	7	1		1220000.00	3	20120224
47	TX	77382	7	1	788580.00	800000.00	3	20120308
48	FL	33458	7	1	627165.00	650000.00	3	20120409
49	TX	75205	1	1		1500000.00	3	20120306
50	TX	78266	7	1		665000.00	3	20111117
51	TX	75225	1	1		1265000.00	3	20120216
52	TX	75225	1	1		895000.00	3	20120221
53	TX	75034	7	1		1180000.00	3	20120124
54	TX	75230	1	1	840000.00	800000.00	3	20120215
55	CA	92654	1	1		5000000.00	3	20120206
56	NM	87111	7	1	1275000.00	1300000.00	3	20120126
57	IL	60022	1	1		1365000.00	3	20111207
58	IL	60521	1	1		1150000.00	3	20120308
59	IL	60521	1	1	1195000.00	1195000.00	3	20120419
60	TX	78701	4	1	1107150.00	1200000.00	3	20120322
61	TX	78733	7	1		695000.00	3	20120402
62	CA	92677	6	1	2300000.00	2300000.00	3	20120308

	131	132	133	134	135	136	137	138	139	140
	Most Recent Property Value2	Most Recent Property Valuation Type	Most Recent Property Valuation Date	Most Recent AVM Model Name	Most Recent AVM Confidence Score	Original CLTV	Original LTV	Original Pledged Assets	Mortgage Insurance Company Name	Mortgage Insurance Percent
1						0.7000	0.7000	0	0	0
2						0.6363	0.6363	0	0	0
3						0.6705	0.6705	0	0	0
4						0.8000	0.8000	0	0	0
5						0.8000	0.8000	0	0	0
6						0.7500	0.7500	0	0	0
7						0.8000	0.8000	0	0	0
8						0.7000	0.7000	0	0	0
9						0.5800	0.5800	0	0	0
10						0.6000	0.6000	0	0	0
11						0.7500	0.7500	0	0	0
12						0.7834	0.7834	0	0	0
13						0.6855	0.6855	0	0	0
14						0.5012	0.5012	0	0	0
15						0.8000	0.8000	0	0	0
16						0.6483	0.6483	0	0	0
17						0.6451	0.6451	0	0	0
18						0.7893	0.7893	0	0	0
19						0.7500	0.7500	0	0	0
20						0.5333	0.5333	0	0	0
21						0.7458	0.7458	0	0	0
22						0.8000	0.8000	0	0	0
23						0.7664	0.7664	0	0	0
24						0.6857	0.6857	0	0	0
25						0.8000	0.8000	0	0	0
26						0.8000	0.8000	0	0	0
27						0.8000	0.8000	0	0	0
28						0.7434	0.7434	0	0	0
29						0.7000	0.7000	0	0	0
30						0.7999	0.7999	0	0	0
31						0.7000	0.7000	0	0	0
32						0.8000	0.7236	0	0	0
33						0.6697	0.6697	0	0	0
34						0.7500	0.7500	0	0	0
35						0.7801	0.7801	0	0	0
36						0.8000	0.8000	0	0	0
37						0.7499	0.7499	0	0	0
38						0.7500	0.7500	0	0	0
39						0.8000	0.8000	0	0	0
40						0.6426	0.6426	0	0	0
41						0.5952	0.5952	0	0	0
42						0.3043	0.3043	0	0	0
43						0.8000	0.8000	0	0	0
44						0.7999	0.7999	0	0	0
45						0.7500	0.7500	0	0	0
46						0.6000	0.6000	0	0	0
47						0.7999	0.7999	0	0	0
48						0.7999	0.7999	0	0	0
49						0.6369	0.6369	0	0	0
50						0.8000	0.8000	0	0	0
51						0.6500	0.6500	0	0	0
52						0.7631	0.7631	0	0	0
53						0.7774	0.7774	0	0	0
54						0.8000	0.8000	0	0	0
55						0.3522	0.3522	0	0	0
56						0.4705	0.4705	0	0	0
57						0.4835	0.4835	0	0	0
58						0.7937	0.7937	0	0	0
59						0.5020	0.5020	0	0	0
60						0.5870	0.5870	0	0	0
61						0.7194	0.7194	0	0	0
62						0.6500	0.6500	0	0	0

	141	142	143	144	145	146	147	148	149	150
	MI: Lender or Borrower Paid?	Pool Insurance Co. Name	Pool Insurance Stop Loss %	MI Certificate Number	Updated DTI (Front-end)	Updated DTI (Back-end)	Modification Effective Payment Date	Total Capitalized Amount	Total Deferred Amount	Pre-Modification Interest (Note) Rate
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18
19
20
21
22
23
24
25
26
27
28
29
30
31
32
33
34
35
36
37
38
39
40
41
42
43
44
45
46
47
48
49
50
51
52
53
54
55
56
57
58
59
60
61
62

	151	152	153	154	155	156	157	158	159	160
	Pre-Modification P&I Payment	Pre-Modification Initial Interest Rate Change Downward Cap	Pre-Modification Subsequent Interest Rate Cap	Pre-Modification Next Interest Rate Change Date	Pre-Modification I/O Term	Forgiven Principal Amount	Forgiven Interest Amount	Number of Modifications	Cash To/From Brrw at Closing	Brrw - Yrs at in Industry
1										0
2										25
3										39
4										15
5										20
6										25
7										15
8										18
9										13
10										17
11										35
12										30
13										45
14										22
15										15
16										20
17										20
18										2
19										10
20										15
21										12
22										14
23										25
24										14
25									-13967.78	12
26									-168098.98	8
27									-71816.15	22
28									-15721.86	19
29									-18933.86	10
30									-163667.17	9
31									-157241.03	32
32									-7410.8	10
33									-2323.5	7
34									0	3
35									315.17	8
36									0	11
37									1607.06	5
38									-317643.06	5
39									-2440.07	8
40									-21736.19	8
41									-329833.88	11
42									-45.91	29
43									590.97	6
44									-17173.1	32
45									-174917.47	0
46									-36.01	19
47									-117345.87	3
48									-84058.15	6
49									0	12
50									-75730.25	26
51									-13058.5	7
52									-447.67	4
53									-229.95	11
54									-204413.4	16.5
55									0	21
56									-665523.42	31
57									-86856.67	6
58									583.34	10
59									-468787.92	10
60									-364959.82	17
61									-19.38	20
62									1894.52	9

	161	162	163	164	165	166	167	168	169	170
	CoBrrw - Yrs at in Industry	Junior Mortgage Drawn Amount	Maturity Date	Primary Borrower Wage Income (Salary)	Primary Borrower Wage Income (Bonus)	Primary Borrower Wage Income (Commission)	Co-Borrower Wage Income (Salary)	Co-Borrower Wage Income (Bonus)	Co-Borrower Wage Income (Commission)	Originator Doc Code
1		0	20420301	0.00	0.00	0.00				Full
2		0	20420401	20000.00	5926.86	0.00	0.00	0.00	0.00	Full
3		0	20420501	16666.67	0.00	0.00	0.00	0.00	0.00	Full
4		0	20420301	15666.67	0.00	0.00	0.00	0.00	0.00	Full
5		0	20420401	18333.33	0.00	0.00	0.00	0.00	0.00	Full
6	25	0	20420201	23554.00	0.00	0.00	35685.00	0.00	0.00	Full
7		0	20411201	17471.76	0.00	0.00				Full
8		0	20420501	3390.33	0.00	0.00				Full
9		0	20420301	34430.00	0.00	0.00				Full
10		0	20420401	801359.00	0.00	0.00				Full
11		0	20420301	30869.13	0.00	0.00				Full
12		0	20420301	0.00	0.00	0.00	0.00	0.00	0.00	Full
13		0	20420301	20648.62	0.00	0.00	0.00	0.00	0.00	Full
14		0	20420501	25025.00	0.00	0.00	0.00	0.00	0.00	Full
15		0	20411101	34932.00	0.00	0.00				Full
16		0	20420401	10033.33	0.00	0.00				Full
17		0	20420301	69904.25	0.00	0.00	0.00	0.00	0.00	Full
18		0	20420301	17083.16	0.00	0.00	0.00	0.00	0.00	Full
19	12	0	20420401	12500.00	0.00	0.00	5925.25	0.00	0.00	Full
20		0	20420501	14102.40	0.00	0.00	0.00	0.00	0.00	Full
21		0	20420401	35250.00	0.00	0.00	0.00	0.00	0.00	Full
22		0	20420501	12916.67	0.00	0.00	0.00	0.00	0.00	Full
23		0	20420201	12745.00	0.00	0.00				Full
24	15	0	20420201	23750.00	0.00	0.00	6358.00	0.00	0.00	Full
25		0	20420301	31303.77	0.00	0.00				Full
26	0	0	20420201	15409.00	0.00	0.00	0.00	0.00	0.00	Full
27	5	0	20420501	33821.00	0.00	0.00	0.00	0.00	0.00	Full
28		0	20420401	56227.38	0.00	0.00	0.00	0.00	0.00	Full
29	10	0	20420401	22838.22	0.00	0.00	5368.00	0.00	0.00	Full
30	1	0	20420401	0.00	0.00	11620.00	5000.00	0.00	0.00	Full
31		0	20420501	40275.00	0.00	0.00				Full
32		56998	20420501	18166.67	4158.67	0.00				Full
33		0	20420401	27016.71	0.00	0.00	0.00	0.00	0.00	Full
34	17	0	20410801	5385.00	0.00	0.00	146034.00	0.00	0.00	Full
35		0	20420401	22822.00	0.00	0.00	0.00	0.00	0.00	Full
36		0	20420301	5182.00	0.00	33998.00	0.00	0.00	0.00	Full
37	12	0	20420401	8375.00	0.00	0.00	10758.32	0.00	0.00	Full
38		0	20420601	37683.00	0.00	0.00	0.00	0.00	0.00	Full
39	6	0	20420401	12133.33	3604.33	0.00	9200.00	0.00	0.00	Full
40	12	0	20420401	5416.66	0.00	0.00	8749.97	0.00	0.00	Full
41	12	0	20420401	29076.08	0.00	0.00	5050.00	0.00	0.00	Full
42		0	20420501	4409.99	11681.58	6540.00	0.00	0.00	0.00	Full
43		0	20420501	15745.77	0.00	0.00	0.00	0.00	0.00	Full
44		0	20420501	22102.25	0.00	0.00				Full
45	36	0	20420201	1705.90	0.00	0.00	12514.00	0.00	0.00	Full
46		0	20420401	23006.71	0.00	0.00	0.00	0.00	0.00	Full
47		0	20420401	14501.67	5159.00	0.00				Full
48	7	0	20420601	9833.34	140.75	0.00	1197.88	0.00	0.00	Full
49		0	20420501	24915.50	0.00	0.00	0.00	0.00	0.00	Full
50	46	0	20420201	8698.21	0.00	0.00	15714.16	0.00	0.00	Full
51		0	20420401	16666.67	8333.33	0.00	0.00	0.00	0.00	Full
52		0	20420401	12043.00	0.00	0.00	0.00	0.00	0.00	Full
53		0	20420301	21327.00	0.00	0.00	0.00	0.00	0.00	Full
54	16	0	20420401	0.00	0.00	0.00	27527.00	0.00	0.00	Full
55		0	20420401	29625.50	0.00	0.00				Full
56		0	20420301	22500.00	0.00	0.00				Full
57	6	0	20420201	0.00	0.00	0.00	14998.53	0.00	0.00	Full
58	10	0	20420401	11544.10	0.00	0.00	29211.67	0.00	0.00	Full
59	5	0	20420501	43396.44	0.00	0.00	6106.53	0.00	0.00	Full
60	17	0	20420401	79343.00	0.00	0.00	20616.66	0.00	0.00	Full
61		0	20420501	8817.32	0.00	0.00				Full
62	9	0	20420501	24530.00	0.00	0.00	24530.00	0.00	0.00	Full

	171	172
	RWT Income Verification	RWT Asset Verification
1	2 Years	2 Months
2	2 Years	2 Months
3	2 Years	2 Months
4	2 Years	2 Months
5	2 Years	2 Months
6	2 Years	2 Months
7	2 Years	2 Months
8	2 Years	2 Months
9	2 Years	2 Months
10	2 Years	2 Months
11	2 Years	2 Months
12	2 Years	2 Months
13	2 Years	2 Months
14	2 Years	2 Months
15	2 Years	2 Months
16	2 Years	2 Months
17	2 Years	2 Months
18	2 Years	2 Months
19	2 Years	2 Months
20	2 Years	2 Months
21	2 Years	2 Months
22	2 Years	2 Months
23	2 Years	2 Months
24	2 Years	2 Months
25	2 Years	2 Months
26	2 Years	2 Months
27	2 Years	2 Months
28	2 Years	2 Months
29	2 Years	2 Months
30	2 Years	2 Months
31	2 Years	2 Months
32	2 Years	2 Months
33	2 Years	2 Months
34	2 Years	1 Month
35	2 Years	2 Months
36	2 Years	2 Months
37	2 Years	2 Months
38	2 Years	2 Months
39	2 Years	2 Months
40	2 Years	2 Months
41	2 Years	2 Months
42	2 Years	2 Months
43	2 Years	2 Months
44	2 Years	2 Months
45	2 Years	2 Months
46	2 Years	2 Months
47	2 Years	2 Months
48	2 Years	2 Months
49	2 Years	2 Months
50	2 Years	2 Months
51	2 Years	2 Months
52	2 Years	2 Months
53	2 Years	2 Months
54	2 Years	2 Months
55	2 Years	2 Months
56	2 Years	2 Months
57	2 Years	2 Months
58	2 Years	2 Months
59	2 Years	2 Months
60	2 Years	2 Months
61	2 Years	2 Months
62	2 Years	2 Months

ASF RMBS DISCLOSURE PACKAGE

The American Securitization Forum is a broad-based professional forum through which participants in the U.S. securitization market advocate their common interests on important legal, regulatory and market practice issues. ASF members include over 380 firms, including issuers, investors, servicers, financial intermediaries, rating agencies, financial guarantors, legal and accounting firms, and other professional organizations involved in securitization transactions. The ASF also provides information, education and training on a range of securitization market issues and topics through industry conferences, seminars and similar initiatives. For more information about ASF, its members and activities, please go to www.americansecuritization.com.

Field Number	Field Name	Field Description	Type of Field	Data Type	Sample Data	Format	When Applicable?	Valid Values	Proposed Unique Coding	Notes
1	Primary Servicer	The MERS Organization ID of the company that has or will have the right to service the loan.	General Information	Numeric – Integer	2351805	9(7)	Always	”9999999” if Unknown
2	Servicing Fee—Percentage	Aggregate monthly fee paid to all servicers, stated in decimal form.	General Information	Numeric - Decimal	0.0025	9.999999	Loans without flat-dollar servicing fees	>= 0 and < 1		Must be populated if Field 3 is Null
3	Servicing Fee—Flat-dollar	Aggregate monthly fee paid to all servicers, stated as a dollar amount.	General Information	Numeric – Decimal	7.5	9(3).99	Loans with flat-dollar servicing fees	>= 0 and <= 999		Must be populated if 2 is Null
4	Servicing Advance Methodology	The manner in which principal and/or interest are to be advanced by the servicer.	General Information	Numeric – Integer	2	99	Always	See Coding	1 = Scheduled Interest, Scheduled Principal 2 = Actual Interest, Actual Principal 3 = Scheduled Interest, Actual Principal 99 = Unknown
5	Originator	The MERS Organization ID of the entity that lends funds to the borrower and, in return, places a lien on the mortgage property as collateral.	General Information	Numeric – Integer	5938671	9(7)	Always	”9999999” if Unknown
6	Loan Group	Indicates the collateral group number in which the loan falls (for structures with multiple collateral groups). Use “1” if there is only one loan group.	General Information	Text	1A	XXXX	Always	“UNK” if Unknown
7	Loan Number	Unique National Mortgage Loan ID Number (Vendor TBD).	General Information	Numeric – Integer	TBD	TBD	Always	TBD		Details to be provided by Vendor
8	Amortization Type	Indicates whether the loan’s interest rate is fixed or adjustable (Hybrid ARMs are adjustable).	Loan Type	Numeric – Integer	2	99	Always	See Coding	1 = Fixed 2 = Adjustable 99 = Unknown
9	Lien Position	A number indicating the loan’s lien position (1 = first lien, etc.).	Loan Type	Numeric – Integer	1	99	Always	>0	99 = Unknown
10	HELOC Indicator	Indicates whether the loan is a home equity line of credit.	Loan Type	Numeric – Integer	1	99	Always	See Coding	0 = No 1 = Yes 99 = Unknown
11	Loan Purpose	Indicates the purpose of the loan.	Loan Type	Numeric – Integer	9	99	Always	See Coding	See Appendix A
12	Cash Out Amount	For “Cash-out” loans (see Glossary): [NEW LOAN AMOUNT] – [PAID-OFF FIRST MORTGAGE LOAN AMOUNT] – [PAID-OFF SECOND MORTGAGE LOAN AMOUNT (if Second was used to purchase the property)] – [CLOSING COSTS].	Loan Type	Numeric – Decimal	72476.5	9(10).99	Always	>= 0
13	Total Origination and Discount Points (in dollars)	Amount paid to the lender to increase the lender’s effective yield and, in the case of discount points, to reduce the interest rate paid by the borrower.	Loan Type	Numeric – Decimal	5250	9(10).99	Always	>= 0		Typically Lines 801 and 802 of HUD Settlement Statement
14	Covered/High Cost Loan Indicator	Indicates whether the loan is categorized as “high cost” or “covered” according to state or federal statutes or regulations.	Loan Type	Numeric – Integer	1	99	Always	See Coding	0 = No 1 = Yes 99 = Unknown
15	Relocation Loan Indicator	Indicates whether the loan is part of a corporate relocation program.	Loan Type	Numeric – Integer	1	99	Always	See Coding	0 = No 1 = Yes 99 = Unknown
16	Broker Indicator	Indicates whether a broker took the application.	Loan Type	Numeric – Integer	1	99	Always	See Coding	0 = No 1 = Yes 99 = Unknown
17	Channel	Code indicating the source (channel) from which the Issuer obtained the mortgage loan.	Loan Type	Numeric – Integer	2	99	Always	See Coding	1 = Retail 2 = Broker 3 = Correspondent Bulk 4 = Correspondent Flow with delegated underwriting 5 = Correspondent Flow without delegated underwriting 99 = Unknown
18	Escrow Indicator	Indicates whether various homeownership expenses are paid by the borrower directly or through an escrow account (as of securitization cut-off date).	Loan Type	Numeric – Integer	3	99	Always	See Coding	0 = No Escrows 1 = Taxes 2 = Insurance 3 = HOA dues 4 = Taxes and Insurance 5 = All 99 =Unknown
19	Senior Loan Amount(s)	For non-first mortgages, the sum of the balances of all associated senior mortgages at the time of origination of the subordinate lien.	Mortgage Lien Info	Numeric – Decimal	611004.25	9(10).99	If Lien Position > 1	>= 0
20	Loan Type of Most Senior Lien	For non-first mortgages, indicates whether the associated first mortgage is a Fixed, ARM, Hybrid, or negative amortization loan.	Mortgage Lien Info	Numeric – Integer	2	99	If Lien Position > 1	See Coding	1 = Fixed Rate 2 = ARM 3 = Hybrid 4 = Neg Am 99 = Unknown
21	Hybrid Period of Most Senior Lien (in months)	For non-first mortgages where the associated first mortgage is a hybrid ARM, the number of months remaining in the initial fixed interest rate period for the hybrid first mortgage.	Mortgage Lien Info	Numeric – Integer	23	999	If Lien Position > 1 AND the most senior lien is a hybrid ARM (see Field 20)	>= 0
22	Neg Am Limit of Most Senior Lien	For non-first mortgages where the associated first mortgage features negative amortization, the maximum percentage by which the negatively amortizing balance may increase (expressed as a proportion of the senior lien’s original balance).	Mortgage Lien Info	Numeric – Decimal	1.25	9.999999	If Lien Position > 1 AND the senior lien is Neg Am (see Field 20)	>= 1 and <= 2
23	Junior Mortgage Balance	For first mortgages with subordinate liens at the time of origination, the combined balance of the subordinate liens (if known).	Mortgage Lien Info	Numeric – Decimal	51775.12	9(10).99	If Lien Position = 1 and there is a 2nd lien on the subject property	>= 0		Subject to Regulatory Confirmation
24	Origination Date of Most Senior Lien	For non-first mortgages, the origination date of the associated first mortgage.	Mortgage Lien Info	Date	20090914	YYYYMMDD	If Lien Position > 1 and there is a 2nd lien on the subject property	“19010101” if unknown
25	Origination Date	The date of the Mortgage Note and Mortgage/Deed of Trust	Loan Term and Amortization Type	Date	20090914	YYYYMMDD	Always	“19010101” if unknown
26	Original Loan Amount	The dollar amount of the mortgage loan, as specified on the mortgage note at the time of the loan’s origination. For HELOCs, the maximum available line of credit.	Loan Term and Amortization Type	Numeric – Decimal	150000	9(10).99	Always	>0
27	Original Interest Rate	The original note rate as indicated on the mortgage note.	Loan Term and Amortization Type	Numeric – Decimal	0.0475	9.999999	Always	> 0 and <= 1
28	Original Amortization Term	The number of months in which the loan would be retired if the amortizing principal and interest payment were to be paid each month.	Loan Term and Amortization Type	Numeric – Integer	360	999	Always	>= 60
29	Original Term to Maturity	The initial number of months between loan origination and the loan maturity date, as specified on the mortgage note.	Loan Term and Amortization Type	Numeric – Integer	60	999	Always	>0	N/A
30	First Payment Date of Loan	The date of the first scheduled mortgage payment to be made by the borrower as specified on the mortgage note.	Loan Term and Amortization Type	Date	20090914	YYYYMMDD	Always	“19010101” if unknown	N/A
31	Interest Type Indicator	Indicates whether the interest rate calculation method is simple or actuarial.	Loan Term and Amortization Type	Numeric – Integer	2	99	Always	See Coding	1= Simple 2 = Actuarial 99 = Unknown
32	Original Interest Only Term	Original interest-only term for a loan in months (including NegAm Loans).	Loan Term and Amortization Type	Numeric – Integer	60	999	Always	>= 0 and <= 240 Unknown = Blank; No Interest Only Term = 0
33	Buy Down Period	The total number of months during which any buy down is in effect, representing the accumulation of all buy down periods.	Loan Term and Amortization Type	Numeric – Integer	65	999	Always	>= 0 and <= 100 Unknown = Blank; No Buy Down = 0
34	HELOC Draw Period	The original number of months during which the borrower may draw funds against the HELOC account.	Loan Term and Amortization Type	Numeric – Integer	24	999	HELOCs Only	>= 12 and <= 120
35	Scheduled Loan Amount	Mortgage loan scheduled principal balance as of cut-off date. For HELOCs, the current drawn amount.	Loan Term and Amortization Type	Numeric – Decimal	248951.19	9(10).99	Always	>= 0
36	Current Interest Rate	The interest rate used to calculate the current P&I or I/O payment.	Loan Term and Amortization Type	Numeric – Decimal	0.05875	9.999999	Always	> 0 and <= 1
37	Current Payment Amount Due	Next Total Payment due to be collected (including principal, interest or both—but Exclude Escrow Amounts).	Loan Term and Amortization Type	Numeric – Decimal	1250.15	9(10).99	Always	> 0
38	Scheduled Interest Paid Through Date		Loan Term and Amortization Type	Date	20090429	YYYYMMDD	Always	“19010101” if unknown
39	Current Payment Status	Number of payments the borrower is past due as of the securitization cut-off date.	Loan Term and Amortization Type	Numeric – Integer	3	99	Always	>= 0
40	Index Type	Specifies the type of index to be used to determine the interest rate at each adjustment.	Adjustable Rate Mortgages (ARMs)	Numeric – Integer	18	99	ARMs Only	See Coding	See Appendix B
41	ARM Look-back Days	The number of days prior to the interest rate adjustment date to retrieve the index value.	Adjustable Rate Mortgages (ARMs)	Numeric – Integer	45	99	ARMs Only	>= 0 to <=99
42	Gross Margin	The percentage stated on the mortgage note representing the spread between the ARM Index value and the mortgage interest rate. The gross mortgage margin is added to the index value to establish a new gross interest rate in the manner prescribed on the mortgage note.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.03	9.999999	ARMs Only	>0 and <= 1
43	ARM Round Flag	An indicator of whether an adjusted interest rate is rounded to the next higher ARM round factor, to the next lower round factor, or to the nearest round factor.	Adjustable Rate Mortgages (ARMs)	Numeric – Integer	3	9	ARMs Only	See Coding	0 = No Rounding 1 = Up 2 = Down 3 = Nearest 99=Unknown
44	ARM Round Factor	The percentage to which an adjusted interest rate is to be rounded.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.0025 or 0.00125	9.999999	ARMs Only Where ARM Round Flag = 1, 2, or 3	>= 0 and < 1
45	Initial Fixed Rate Period	For hybrid ARMs, the period between the first payment date of the mortgage and the first interest rate adjustment date.	Adjustable Rate Mortgages (ARMs)	Numeric – Integer	60	999	Hybrid ARMs Only	>= 1 to <=240
46	Initial Interest Rate Cap (Change Up)	The maximum percentage by which the mortgage note rate may increase at the first interest rate adjustment date.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.02	9.999999	ARMs Only	>= 0 and <= 1	99=no cap
47	Initial Interest Rate Cap (Change Down)	The maximum percentage by which the mortgage note rate may decrease at the first interest rate adjustment date.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.02	9.999999	ARMs Only	>= 0 and <= 1	99=no cap
48	Subsequent Interest Rate Reset Period	The number of months between subsequent rate adjustments.	Adjustable Rate Mortgages (ARMs)	Numeric – Integer	60	999	ARMs Only	>=0 and <= 120		0 = Loan does not adjust after initial reset
49	Subsequent Interest Rate (Change Down)	The maximum percentage by which the interest rate may decrease at each rate adjustment date after the initial adjustment.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.02	9.999999	ARMs Only	>= 0 and <= 1	99=no cap
50	Subsequent Interest Rate Cap (Change Up)	The maximum percentage by which the interest rate may increase at each rate adjustment date after the initial adjustment.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.02	9.999999	ARMs Only	>= 0 and <= 1	99=no cap
51	Lifetime Maximum Rate (Ceiling)	The maximum interest rate that can be in effect during the life of the loan.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.125	9.999999	ARMs Only	>= 0 and <= 1		=1 if no ceiling specified

52	Lifetime Minimum Rate (Floor)	The minimum interest rate that can be in effect during the life of the loan.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.015	9.999999	ARMs Only	>= 0 and <= 1		If no floor is specified enter the greater of the margin or 0.
53	Negative Amortization Limit	The maximum amount of negative amortization allowed before recast is required. (Expressed as a percentage of the original unpaid principal balance.)	Negative Amortization	Numeric – Decimal	1.25	9.999999	Negatively Amortizing ARMs Only	>=0, and <2
54	Initial Negative Amortization Recast Period	The number of months in which the payment is required to recast if the loan does not reach the prescribed maximum balance earlier.	Negative Amortization	Numeric – Integer	60	999	Negatively Amortizing ARMs Only	>=0
55	Subsequent Negative Amortization Recast Period	The number of months after which the payment is required to recast AFTER the first recast period.	Negative Amortization	Numeric – Integer	48	999	Negatively Amortizing ARMs Only	>=0
56	Initial Fixed Payment Period	Number of months after origination during which the payment is fixed.	Negative Amortization	Numeric – Integer	60	999	Negatively Amortizing Hybrid ARMs Only	>= 0 to <=120
57	Subsequent Payment Reset Period	Number of months between payment adjustments after first payment reset.	Negative Amortization	Numeric – Integer	12	999	Negatively Amortizing ARMs Only	>= 0 to <=120
58	Initial Periodic Payment Cap	The maximum percentage by which a payment can change (increase or decrease) in the first period.	Negative Amortization	Numeric – Decimal	0.075	9.999999	Negatively Amortizing ARMs Only	>= 0 and < 1
59	Subsequent Periodic Payment Cap	The maximum percentage by which a payment can change (increase or decrease) in one period after the initial cap.	Negative Amortization	Numeric – Decimal	0.075	9.999999	Negatively Amortizing ARMs Only	>= 0 and < 1
60	Initial Minimum Payment Reset Period	The maximum number of months a borrower can initially pay the minimum payment before a new minimum payment is determined.	Negative Amortization	Numeric – Integer	12	999	Negatively Amortizing ARMs Only	>= 0 to <=120
61	Subsequent Minimum Payment Reset Period	The maximum number of months (after the initial period) a borrower can pay the minimum payment before a new minimum payment is determined after the initial period.	Negative Amortization	Numeric – Integer	12	999	Negatively Amortizing ARMs Only	>= 0 to <=120
62	Option ARM Indicator	An indicator of whether the loan is an Option ARM.	Negative Amortization	Numeric – Integer	1	99	ARMs Only	See Coding	0 = No 1 = Yes 99 = Unknown
63	Options at Recast	The means of computing the lowest monthly payment available to the borrower after recast.	Option ARM	Numeric – Integer	2	99	Option ARMs Only	N/A	1= Fully amortizing 30 year 2= Fully amortizing 15 year 3=Fully amortizing 40 year 4 = Interest-Only 5 = Minimum Payment 99= Unknown
64	Initial Minimum Payment	The initial minimum payment the borrower is permitted to make.	Option ARM	Numeric – Decimal	879.52	99	Option ARMs Only	>=0
65	Current Minimum Payment	Current Minimum Payment (in dollars).	Negative Amortization	Numeric – Decimal	250	9(10).99	Option ARMs Only	>= 0
66	Prepayment Penalty Calculation	A description of how the prepayment penalty would be calculated during each phase of the prepayment penalty term.	Prepayment Penalties	Numeric – Integer	12	99	Always	See Coding	See Appendix C
67	Prepayment Penalty Type	• Hard: The prepayment penalty is incurred regardless of the reason the loan is prepaid in full. • Hybrid: The prepayment penalty can be characterized as hard for a certain amount of time and as soft during another period.	Prepayment Penalties	Numeric – Integer	1	99	All loans with Prepayment Penalties (i.e., loans for which Field 66 = something other than “0”)	See Coding	1 = Hard 2 = Soft 3 = Hybrid 99 = Unknown
68	Prepayment Penalty Total Term	The total number of months that the prepayment penalty may be in effect.	Prepayment Penalties	Numeric – Integer	60	999	All loans with Prepayment Penalties (i.e., loans for which Field 66 = something other than “0”)	>0 to <=120
69	Prepayment Penalty Hard Term	For hybrid prepayment penalties, the number of months during which a “hard” prepayment penalty applies.	Prepayment Penalties	Numeric – Integer	12	999	Loans with Hybrid Prepayment Penalties (i.e., loans for which Field 67 = “3”)	>= 0 to <=120
70	Primary Borrower ID	A lender-generated ID number for the primary borrower on the mortgage	Borrower	Numeric—Integer	123456789	999999999	Always	>0		Used to identify the number of times a single borrower appears in a given deal.
71	Number of Mortgaged Properties	The number of residential properties owned by the borrower that currently secure mortgage loans.	Borrower	Numeric – Integer	1	99	Always	> 0
72	Total Number of Borrowers	The number of Borrowers who are obligated to repay the mortgage note.	Borrower	Numeric – Integers	2	99	Always	> 0
73	Self-employment Flag	An indicator of whether the primary borrower is self-employed.	Borrower	Numeric – Integer	1	99	Always	See Coding	0 = No 1 = Yes 99 = Unknown
74	Current ‘Other’ Monthly Payment	The aggregate of all payments pertaining to the subject property other than principal and interest (includes common charges, condo fees, T&I, HOA, etc.), whether escrowed or not.	Loan Term and Amortization Type	Numeric – Decimal	1789.25	9(10).99	Always	> 0
75	Length of Employment: Borrower	The number of years of service with the borrower’s current employer as of the date of the loan.	Borrower Qualification	Numeric – Decimal	3.5	99.99	Always	>=0	99 = Retired, None employment income soure (social security, trust income, dividends, etc.)
76	Length of Employment: Co-Borrower	The number of years of service with the co-borrower’s current employer as of the date of the loan.	Borrower Qualification	Numeric – Decimal	3.5	99.99	If “Total Number of Borrowers” > 1	>= 0	99 = Retired, None employment income soure (social security, trust income, dividends, etc.)
77	Years in Home	Length of time that the borrower has been at current address.	Borrower Qualification	Numeric – Decimal	14.5	99.99	Refinances of Primary Residences Only (Loan Purpose = 1, 2, 3, 4, 8 or 9)	> 0
78	FICO Model Used	Indicates whether the FICO score was calculated using the Classic, Classic 08, or Next Generation model.	Borrower Qualification	Numeric – Integer	1	99	If a FICO score was obtained	See Coding	1 = Classic 2 = Classic 08 3 = Next Generation 99 = Unknown
79	Most Recent FICO Date	Specifies the date on which the most recent FICO score was obtained	Borrower Qualification	Date	20090914	YYYYMMDD	If a FICO score was obtained	“19010101” if unknown		Issuers unable to Provide may Rep and Warrant that the FICO score used for underwriting was not more than 4 months old at the date of issuance.
80	Primary Wage Earner Original FICO: Equifax	Equifax FICO score for primary borrower (if applicable).	Borrower Qualification	Numeric – Integer	720	9999	If a FICO score was obtained	>= 350 and <= 850
81	Primary Wage Earner Original FICO: Experian	Experian FICO score for primary borrower (if applicable).	Borrower Qualification	Numeric – Integer	720	9999	If a FICO score was obtained	>= 350 and <= 850
82	Primary Wage Earner Original FICO: TransUnion	TransUnion FICO score for primary borrower (if applicable).	Borrower Qualification	Numeric – Integer	720	9999	If a FICO score was obtained	>= 350 and <= 850
83	Secondary Wage Earner Original FICO: Equifax	Equifax FICO score for Co-borrower (if applicable).	Borrower Qualification	Numeric – Integer	720	9999	If “Total Number of Borrowers” > 1	>= 350 and <= 850
84	Secondary Wage Earner Original FICO: Experian	Experian FICO score for Co-borrower (if applicable).	Borrower Qualification	Numeric – Integer	720	9999	If “Total Number of Borrowers” > 1	>= 350 and <= 850
85	Secondary Wage Earner Original FICO: TransUnion	TransUnion FICO score for Co-borrower (if applicable).	Borrower Qualification	Numeric – Integer	720	9999	If “Total Number of Borrowers” > 1	>= 350 and <= 850
86	Most Recent Primary Borrower FICO	Most Recent Primary Borrower FICO score used by the lender to approve the loan.	Borrower Qualification	Numeric – Integer	720	9999	If a FICO score was obtained	>= 350 and <= 850
87	Most Recent Co-Borrower FICO	Most Recent Co-Borrower FICO score used by the lender to approve the loan.	Borrower Qualification	Numeric – Integer	720	9999	If “Total Number of Borrowers” > 1	>= 350 and <= 850
88	Most Recent FICO Method	Number of credit repositories used to update the FICO Score.	Borrower Qualification	Numeric – Integer	2	9	If a FICO score was obtained	>0
89	VantageScore: Primary Borrower	Credit Score for the Primary Borrower used to approve the loan and obtained using the Vantage credit evaluation model.	Borrower Qualification	Numeric – Integer	720	9999	If a Vantage Credit Score was obtained	>= 501 and <= 990
90	VantageScore: Co-Borrower	Credit Score for the Co-borrower used to approve the loan and obtained using the Vantage credit evaluation model.	Borrower Qualification	Numeric – Integer	720	9999	If a VantageScore was obtained AND “Total Number of Borrowers” > 1	>= 501 and <= 990
91	Most Recent VantageScore Method	Number of credit repositories used to update the Vantage Score.	Borrower Qualification	Numeric – Integer	2	9	If a Vantage Credit Score was obtained	>0
92	VantageScore Date	Date Vantage Credit Score was obtained.	Borrower Qualification	Date	20090914	YYYYMMDD	If a Vantage Credit Score was obtained	“19010101” if unknown
93	Credit Report: Longest Trade Line	The length of time in months that the oldest active trade line, installment or revolving, has been outstanding. For a loan with more than one borrower, populate field based on status for the primary borrower.	Borrower Qualification	Numeric – Integer	999	999	Always	> =0		Subject to Regulatory Confirmation
94	Credit Report: Maximum Trade Line	The dollar amount for the trade line, installment or revolving, with the largest unpaid balance. For revolving lines of credit, e.g. credit card, the dollar amount reported should reflect the maximum amount of credit available under the credit line whether used or not. For a loan with more than one borrower, populate field based on status for the primary borrower.	Borrower Qualification	Numeric – Decimal	339420.19	9(10).99	Always	>=0		Subject to Regulatory Confirmation
95	Credit Report: Number of Trade Lines	A count of non-derogatory, currently open and active, consumer trade lines (installment or revolving) for the borrower. For a loan with more than one borrower, populate field based on status for the primary borrower.	Borrower Qualification	Numeric – Integer	57	999	Always	>=0		Subject to Regulatory Confirmation
96	Credit Line Usage Ratio	Sum of credit balances divided by sum of total open credit available.	Borrower Qualification	Numeric – Decimal	0.27	9.999999	Always	>= 0 and <= 1		Subject to Regulatory Confirmation
97	Most Recent 12-month Pay History	String indicating the payment status per month listed from oldest to most recent.	Borrower Qualification	Text	77X123200001	X(12)	Always	See Coding	0 = Current 1 = 30-59 days delinquent 2 = 60-89 days delinquent 3 = 90-119 days delinquent 4 = 120+ days delinquent 5 = Foreclosure 6 = REO 7 = Loan did not exist in period X = Unavailable
98	Months Bankruptcy	Number of months since any borrower was discharged from bankruptcy. (Issuers unable to provide this information may rep and warrant that at least x years—as specified in the loan program—have passed since most recent discharge from bankruptcy.)	Borrower Qualification	Numeric – Integer	12	999	If Borrower has ever been in Bankruptcy	>= 0		Blank = Borrower is not known to have been in bankruptcy
99	Months Foreclosure	Number of months since foreclosure sale date. (Issuers unable to provide this information may rep and warrant that at least x years—as specified in the loan program— have passed since most recent foreclosure.)	Borrower Qualification	Numeric – Integer	12	999	If Borrower has ever been in Foreclosure	>= 0		Blank = Borrower is not known to have been in foreclosure
100	Primary Borrower Wage Income	Monthly base wage income for primary borrower.	Borrower Qualification	Numeric – Decimal	9000	9(9).99	Always	>= 0
101	Co-Borrower Wage Income	Monthly base wage income for all other borrowers.	Borrower Qualification	Numeric – Decimal	9000	9(9).99	If “Total Number of Borrowers” > 1	>= 0
102	Primary Borrower Other Income	Monthly Other (non-wage) income for primary borrower. (This figure should include net rental income and be reduced by any net rental loss.)	Borrower Qualification	Numeric – Decimal	9000	9(9).99	Always	>= 0
103	Co-Borrower Other Income	Monthly Other (non-wage) income for all other borrowers. (This figure should include net rental income and be reduced by any net rental loss.)	Borrower Qualification	Numeric – Decimal	9000	9(9).99	If “Total Number of Borrowers” > 1	>= 0
104	All Borrower Wage Income	Monthly income of all borrowers derived from base salary only.	Borrower Qualification	Numeric – Decimal	9000	9(9).99	Always	>= 0
105	All Borrower Total Income	Monthly income of all borrowers derived from base salary, commission, tips and gratuities, overtime and bonuses, part-time or second-job earnings, alimony, child support, interest and dividend income, notes receivable, trust income, net rental income, retirement income, social security, veterans income, military income, foster care income, and self-employed income.	Borrower Qualification	Numeric – Decimal	9000	9(9).99	Always	>= 0
106	4506-T Indicator	A yes/no indicator of whether a Transcript of Tax Return (received pursuant to the filing of IRS Form 4506-T) was obtained and considered.	Borrower Qualification	Numeric – Integer	1	99	Always	See Coding	0 = No 1 = Yes 99 = Unknown
107	Borrower Income Verification Level
A code indicating the extent to which the borrower’s income has been verified:
Level 4 Income Verification = [W-2 (Prev. Yr.) OR TAX RETURNS* (Prev. Yr.)] AND PAY STUBS (YTD (at least one month)–if salaried)
Level 5 Income Verification = 24 months income verification (W-2s, pay stubs, bank statements and/or tax returns**)
*For self-employed borrowers:  Level 4 Income Verification:
• 2 Years Tax Returns
• Self-prepared tax returns (regardless of 4506 and tax transcripts)

** For self-employed borrowers: Level 5 Income Verification:
• 2 Years tax returns
• Tax returns prepared and not executed by a CPA, with
          o CPA name & phone number shown on the Preparer section of the tax return
          o Executed 4506 and tax transcripts (matching returns in file)
• Tax returns prepared and executed by a CPA  (regardless of 4506 and tax transcripts)
			Borrower Qualification	Numeric – Integer	1	9	Always	See Coding	1 = Not Stated, Not Verified 2 = Stated, Not Verified 3 = Stated, “Partially” Verified 4 = Stated, “Level 4” Verified (as defined) 5 = Stated, “Level 5” Verified (as defined)
108	Co-Borrower Income Verification
A code indicating the extent to which the co-borrower’s income has been verified:

Level 4 Income Verification = [W-2 (Prev. Yr.) OR TAX RETURNS* (Prev. Yr.)] AND PAY STUBS (YTD (at least one month)–if salaried)

Level 5 Income Verification = 24 months income verification (W-2s, pay stubs, bank statements and/or tax returns**)
*For self-employed borrowers:  Level 4 Income Verification:
• 2 Years Tax Returns
• Self-prepared tax returns (regardless of 4506 and tax transcripts)

** For self-employed borrowers: Level 5 Income Verification:
• 2 Years tax returns
• Tax returns prepared and not executed by a CPA, with
          o CPA name & phone number shown on the Preparer section of the tax return
          o Executed 4506 and tax transcripts (matching returns in file)
• Tax returns prepared and executed by a CPA  (regardless of 4506 and tax transcripts)
			Borrower Qualification	Numeric – Integer	2	9	If “Total Number of Borrowers” > 1	See Coding	1 = Not Stated, Not Verified 2 = Stated, Not Verified 3 = Stated, “Partially” Verified 4 = Stated, “Level 4” Verified (as defined) 5 = Stated, “Level 5” Verified (as defined)
109	Borrower Employment Verification	A code indicating the extent to which the primary borrower’s employment has been verified: Level 3 Verified = Direct Independent Verification with a third party of the borrower’s current employment.	Borrower Qualification	Numeric – Integer	2	9	Always	See Coding	1 = Not Stated, Not Verified 2 = Stated, Not Verified 3 = Stated, Level 3 Verified (as defined)
110	Co-Borrower Employment Verification	A code indicating the extent to which the co-borrower’s employment has been verified: Level 3 Verified = Direct Independent Verification with a third party of the co-borrower’s current employment.	Borrower Qualification	Numeric – Integer	1	9	If “Total Number of Borrowers” > 1	See Coding	1 = Not Stated, Not Verified 2 = Stated, Not Verified 3 = Stated, Level 3 Verified (as defined)
111	Borrower Asset Verification	A code indicating the extent to which the primary borrower’s assets used to qualify the loan have been verified: Level 4 Verified = 2 months of bank statements/balance documentation (written or electronic) for liquid assets (or gift letter).	Borrower Qualification	Numeric – Integer	3	9	Always	See Coding	1 = Not Stated, Not Verified 2 = Stated, Not Verified 3 = Stated, “Partially” Verified 4 = Stated, Level 4 Verified (as defined)
112	Co-Borrower Asset Verification	A code indicating the extent to which the co-borrower’s assets used to qualify the loan have been verified: Level 4 = 2 months of bank statements/balance documentation (written or electronic) for liquid assets (or gift letter).	Borrower Qualification	Numeric – Integer	2	9	If “Total Number of Borrowers” > 1	See Coding	1 = Not Stated, Not Verified 2 = Stated, Not Verified 3 = Stated, “Partially” Verified 4 = Stated, Level 4 Verified (as defined)
113	Liquid / Cash Reserves	The actual dollar amount of remaining verified liquid assets after settlement. (This should not include cash out amount of subject loan.)	Borrower Qualification	Numeric – Decimal	3242.76	9(9).99	Always	>= 0
114	Monthly Debt All Borrowers	The aggregate monthly payment due on other debt (excluding only installment loans with fewer than 10 payments remaining and other real estate loans used to compute net rental income— which is added/subtracted in the income fields).	Borrower Qualification	Numeric – Decimal	3472.43	9(9).99	Always	>= 0
115	Originator DTI	Total Debt to income ratio used by the originator to qualify the loan.	Borrower Qualification	Numeric – Decimal	0.35	9.999999	Always	>= 0 and >= 1
116	Fully Indexed Rate	The fully indexed interest rate as of securitization cut-off.	Borrower Qualification	Numeric – Decimal	0.0975	9.999999	ARMs Only	>= 0 and >= 1
117	Qualification Method	Type of mortgage payment used to qualify the borrower for the loan.	Borrower Qualification	Numeric – Integer	3	99	Always	See Coding	1 = Start Rate 2 = First Year Cap Rate 3 = I/O Amount 4 = Fully Indexed 5 = Min Payment 98 = Other 99 = Unknown
118	Percentage of Down Payment from Borrower Own Funds	Include only borrower funds, do not include any gift or borrowed funds. (Issuers may provide the actual percentage for each loan, or the guideline percentage and note departure concentration on the transaction summary.)	Borrower Qualification	Numeric – Decimal	0.5	9.999999	Purchase Loans Only	>= 0 and >= 1
119	City	The name of the city.	Subject Property	Text	New York	X(45)	Always	Unk=Unknown
120	State	The name of the state as a 2-digit Abbreviation.	Subject Property	Text	NY	XX	Always	See Coding	See Appendix H
121	Postal Code	The postal code (zip code in the US) where the subject property is located.	Subject Property	Text	10022	X(5)	Always	Unk=Unknown
122	Property Type	Specifies the type of property being used to secure the loan.	Subject Property	Numeric – Integer	11	99	Always	See Coding	See Appendix D
123	Occupancy	Specifies the property occupancy status (e.g., owner-occupied, investment property, second home, etc.).	Subject Property	Numeric – Integer	4	9	Always	See Coding	See Appendix E
124	Sales Price	The negotiated price of a given property between the buyer and seller.	Subject Property	Numeric – Decimal	450000.23	9(10).99	Purchase Loans Only	> 0
125	Original Appraised Property Value	The appraised value of the property used to approve the loan.	Subject Property	Numeric – Decimal	550000.23	9(10).99	Always	> 0
126	Original Property Valuation Type	Specifies the method by which the property value (at the time of underwriting) was reported.	Subject Property	Numeric – Integer	8	99	Always	See Coding	See Appendix F
127	Original Property Valuation Date	Specifies the date on which the original property value (at the time of underwriting) was reported. (Issuers unable to provide may Rep and Warrant that the appraisal used for underwriting was not more than x days old at time of loan closing.)	Subject Property	Date	20090914	YYYYMMDD	Always	“19010101” if unknown
128	Original Automated Valuation Model (AVM) Model Name	The name of the AVM Vendor if an AVM was used to determine the original property valuation.	Subject Property	Numeric – Integer	1	99	Always	See Appendix I	See Appendix I
129	Original AVM Confidence Score	The confidence range presented on the AVM report.	Subject Property	Numeric – Decimal	0.74	9.999999	If AVM Model Name (Field 127) > 0	>= 0 to <= 1
130	Most Recent Property Value[1]	If a valuation was obtained subsequent to the valuation used to calculate LTV, the most recent property value.	Subject Property	Numeric – Decimal	500000	9(10).99	If updated value was obtained subsequent to loan approval	> 0
131	Most Recent Property Valuation Type	If an additional property valuation was obtained after the valuation used for underwriting purposes, the method by which the property value was reported.	Subject Property	Numeric – Integer	6	9	If updated value was obtained subsequent to loan approval	See Coding	See Appendix F
132	Most Recent Property Valuation Date	Specifies the date on which the updated property value was reported.	Subject Property	Date	20090914	YYYYMMDD	If updated value was obtained subsequent to loan approval	“19010101” if unknown
133	Most Recent AVM Model Name	The name of the AVM Vendor if an AVM was used to determine the updated property valuation.	Subject Property	Numeric – Integer	19	99	If updated value was obtained subsequent to loan approval	See Coding	See Appendix I
134	Most Recent AVM Confidence Score	If AVM used to determine the updated property valuation, the confidence range presented on the AVM report.	Subject Property	Numeric – Decimal	0.85	9.999999	If “Most Recent AVM Model Name” > 0	>= 0 to <= 1
135	Original CLTV	The ratio obtained by dividing the amount of all known outstanding mortgage liens on a property at origination by the lesser of the appraised value or the sales price.	Loan-to-Value (LTV)	Numeric – Decimal	0.96	9.999999	Always	>= 0 and <= 1.5
136	Original LTV	The ratio obtained by dividing the original mortgage loan amount on the note date by the lesser of the mortgaged property’s appraised value on the note date or its purchase price.	Loan-to-Value (LTV)	Numeric – Decimal	0.8	9.999999	Always	>= 0 and <= 1.25
137	Original Pledged Assets	The total value of assets pledged as collateral for the loan at the time of origination. Pledged assets may include cash or marketable securities.	Loan-to-Value (LTV)	Numeric – Decimal	75000	9(10).99	Always	>=0
138	Mortgage Insurance Company Name	The name of the entity providing mortgage insurance for a loan.	Mortgage Insurance	Numeric – Integer	3	99	Always	See Coding	See Appendix G
139	Mortgage Insurance Percent	Mortgage Insurance coverage percentage.	Mortgage Insurance	Numeric – Decimal	0.25	9.999999	“Mortgage Insurance Company Name” > 0	>= 0 to <= 1
140	MI: Lender or Borrower Paid?	An indicator of whether mortgage insurance is paid by the borrower or the lender.	Mortgage Insurance	Numeric – Integer	1	99	“Mortgage Insurance Company Name” > 0	See Coding	1 = Borrower-Paid 2 = Lender- Paid 99 = Unknown
141	Pool Insurance Co. Name	Name of pool insurance provider.	Mortgage Insurance	Numeric – Integer	8	99	Always	See Coding	See Appendix G
142	Pool Insurance Stop Loss %	The aggregate amount that a pool insurer will pay, calculated as a percentage of the pool balance.	Mortgage Insurance	Numeric – Decimal	0.25	9.999999	Pool MI Company > 0	>= 0 to <= 1
143	MI Certificate Number	The unique number assigned to each individual loan insured under an MI policy.	Mortgage Insurance	Text	123456789G	X(20)	MI Company > 0	UNK = Unknown
144	Updated DTI (Front-end)	Updated front-end DTI ratio (total monthly housing expense divided by total monthly income) used to qualify the loan modification.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	0.35	9.999999	Modified Loans Only	>= 0 and >= 1
145	Updated DTI (Back-end)	Updated back-end DTI ratio (total monthly debt expense divided by total monthly income) used to qualify the loan modification.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	0.35	9.999999	Modified Loans Only	>= 0 and >= 1
146	Modification Effective Payment Date	Date of first payment due post modification.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Date	20090914	YYYYMMDD	Modified Loans Only	“19010101” if unknown
147	Total Capitalized Amount	Amount added to the principal balance of a loan due to the modification.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	12000	9(10).99	Modified Loans Only	>= 0
148	Total Deferred Amount	Any non-interest-bearing deferred amount (e.g., principal, interest and fees).	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	12000	9(10).99	Modified Loans Only	>= 0
149	Pre-Modification Interest (Note) Rate	Scheduled Interest Rate Of The Loan Immediately Preceding The Modification Effective Payment Date.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	0.075	9.999999	Modified Loans Only	>= 0 to <= 1
150	Pre-Modification P&I Payment	Scheduled Total Principal And Interest Payment Amount Preceding The Modification Effective Payment Date – or if servicer is no longer advancing P&I, the payment that would be in effect if the loan were current.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	2310.57	9(10).99	Modified Loans Only	> 0
151	Pre-Modification Initial Interest Rate Change Downward Cap	Maximum amount the rate can adjust downward on the first interest rate adjustment date (prior to modification) – Only provide if the rate floor is modified.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	0.015	9.999999	Modified Loans Only	>= 0 to <= 1
152	Pre-Modification Subsequent Interest Rate Cap	Maximum increment the rate can adjust upward AFTER the initial rate adjustment (prior to modification) – Only provide if the Cap is modified.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	0.015	9.999999	Modified Loans Only	>= 0 to <= 1
153	Pre-Modification Next Interest Rate Change Date	Next Interest Reset Date Under The Original Terms Of The Loan (one month prior to new payment due date).	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Date	20090914	YYYYMMDD	Modified Loans Only	“19010101” if unknown
154	Pre-Modification I/O Term	Interest Only Term (in months) preceding The Modification Effective Payment Date.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Integer	36	999	Modified Loans Only	>= 0 to <= 120
155	Forgiven Principal Amount	The sum total of all principal balance reductions (as a result of loan modification) over the life of the loan.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	12000	9(10).99	Modified Loans Only	>= 0
156	Forgiven Interest Amount	The sum total of all interest incurred and forgiven (as a result of loan modification) over the life of the loan.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	12000	9(10).99	Modified Loans Only	>= 0
157	Number of Modifications	The number of times the loan has been modified.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Integer	1	9	Modified Loans Only	>= 0
MH-1	Real Estate Interest	Indicates whether the property on which the manufactured home is situated is owned outright or subject to the terms of a short- or long-term lease. (A long-term lease is defined as a lease whose term is greater than or equal to the loan term.)	Manufactured Housing	Numeric – Integer	2	99	Manufactured Housing Loans Only	See Coding	1 = Owned 2 = Short-term lease 3 = Long-term lease 99 = Unavailable
MH-2	Community Ownership Structure	If the manufactured home is situated in a community, a means of classifying ownership of the community.	Manufactured Housing	Numeric – Integer	2	99	Manufactured Housing Loans Only	See Coding	1 = Public Institutional 2 = Public Non-Institutional 3 = Private Institutional 4 = Private Non-Institutional 5 = HOA-Owned 6 = Non-Community 99 = Unavailable
MH-3	Year of Manufacture	The year in which the home was manufactured (Model Year — YYYY Format). Required only in cases where a full appraisal is not provided.	Manufactured Housing	Numeric – Integer	2006	YYYY	Manufactured Housing Loans Only	1901 = Unavailable
MH-4	HUD Code Compliance Indicator (Y/N)	Indicates whether the home was constructed in accordance with the 1976 HUD code. In general, homes manufactured after 1976 comply with this code.	Manufactured Housing	Numeric – Integer	1	9	Manufactured Housing Loans Only	See Codes	0 = No 1 = Yes 99 = Unavailable
MH-5	Gross Manufacturer’s Invoice Price	The total amount that appears on the manufacturer’s invoice (typically includes intangible costs such as transportation, association, on-site setup, service and warranty costs, taxes, dealer incentives, and other fees).	Manufactured Housing	Numeric – Decimal	72570.62	9(10).99	Manufactured Housing Loans Only	>= 0
MH-6	LTI (Loan-to-Invoice) Gross	The ratio of the loan amount divided by the Gross Manufacturer’s Invoice Price (Field MH-5).	Manufactured Housing	Numeric – Decimal	0.75	9.999999	Manufactured Housing Loans Only	>= 0 to <= 1
MH-7	Net Manufacturer’s Invoice Price	The Gross Manufacturer’s Invoice Price (Field MH-5) minus intangible costs, including: transportation, association, on-site setup, service, and warranty costs, taxes, dealer incentives, and other fees.	Manufactured Housing	Numeric – Decimal	61570.62	9(10).99	Manufactured Housing Loans Only	>= 0
MH-8	LTI (Net)	The ratio of the loan amount divided by the Net Manufacturer’s Invoice Price (Field MH-7).	Manufactured Housing	Numeric – Decimal	0.62	9.999999	Manufactured Housing Loans Only	>= 0 to <= 1
MH-9	Manufacturer Name	The manufacturer of the subject property. (To be applied only in cases where no appraised value/other type of property valuation is available.)	Manufactured Housing	Text	“XYZ Corp”	Char (100)	Manufactured Housing Loans Only (where no appraised value is provided)	MH Manufacturer name in double quotation marks
MH-10	Model Name	The model name of the subject property. (To be applied only in cases where no appraised value/other type of property valuation is available.)	Manufactured Housing	Text	“DX5-916-X”	Char (100)	Manufactured Housing Loans Only (where no appraised value is provided)	MH Model name in double quotation marks
MH-11	Down Payment Source	An indicator of the source of the down payment used by the borrower to acquire the property and qualify for the mortgage.	Manufactured Housing	Numeric – Integer	2	99	Manufactured Housing Loans Only	See Codes	1 = Cash 2 = Proceeds from trade in 3 = Land in Lieu 4 = Other 99 = Unavailable
MH-12	Community/Related Party Lender (Y/N)	An indicator of whether the loan was made by the community owner, an affiliate of the community owner or the owner of the real estate upon which the collateral is located.	Manufactured Housing	Numeric – Integer	1	99	Manufactured Housing Loans Only	See Codes	0 = No 1 = Yes 99 = Unavailable
MH-13	Defined Underwriting Criteria (Y/N)	An indicator of whether the loan was made in accordance with a defined and/or standardized set of underwriting criteria.	Manufactured Housing	Numeric – Integer	1	99	Manufactured Housing Loans Only	See Codes	0 = No 1 = Yes 99 = Unavailable
MH-14	Chattel Indicator	An Indicator of whether the secured property is classified as chattel or Real Estate.	Manufactured Housing	Numeric – Integer	1	99	Manufactured Housing Loans Only	See Codes	0 = Real Estate 1 = Chattel 99 = Unavailable

12

ATTACHMENT 2

PURCHASE AGREEMENT

Refer to Exhibit 10.13 to Form 8-K filed by the Issuing Entity on June 29, 2012